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                                                                   Exhibit 10.11

                                   SUBLEASE

     THIS SUBLEASE, made as of October 6, 1994 between NIKON INC., a New York corporation having an address at 1300 Walt Whitman Road, Melville, New York 11747-3064 ("Sublessor"), and PROUDFOOT REPORTS, INC., a New York corporation, having an office at 70 Street, Glen Cove, New York 11542 ("Subtenant"),

                             W I T N E S S E T H:
                             --------------------

     Sublessor and Subtenant hereby agree as follows:

SECTION 1. DEFINITIONS
----------------------

     For the purposes of this Sublease, unless the context requires otherwise, the following terms shall have the meanings herein specified:

     1.01 "Lease" shall mean the Agreement of Lease dated as of June 1, 1990 between Omni 110 Associates, a New York limited partnership, as landlord, and Sublessor, as tenant, (a copy of which heretofore has been delivered to Subtenant) and any and all future amendments or other modifications thereof.

     1.02 "Landlord" shall mean the person or entity at any relevant time entitled to enforce the rights of the landlord under the Lease.

     1.03 "Building" shall mean the building located at 1300 Walt Whitman Road, Melville, New York, and of which the Subleased Premises are a part.

     1.04 "Permitted Uses" shall mean general office purposes in connection with Subtenant's business involving employment related investigations and verifications. Specifically, but without limitation, any use prohibited under
Section 2 of this Sublease or under the Lease shall not be a Permitted Use.

     1.05 "Subleased Premises" shall mean the space substantially as shown on the floor plan annexed as Exhibit A, which space is on the first floor of the Building and which consists of approximately 13,342 rentable square feet.

     1.06   "Land" shall mean the parcel of land described in Exhibit B.

SECTION 2. SUBLEASE, TERM, PERMITTED USES
-----------------------------------------

     2.01 Subject to the provisions hereof, Sublessor subleases to Subtenant and Subtenant subleases from Sublessor the Subleased Premises for a term (the "Original Term") commencing on the date Sublessor's Work (as herein defined) shall be completed (as such term is defined in Section 8.02 hereof) (the "Commencement Date") and expiring at midnight on the last day of the calendar month which is eighty-four (84) full months after the Commencement Date (the "Expiration Date"). The Subleased Premises shall be occupied and used exclusively for Permitted Uses and in accordance with the provisions of this Sublease. The Original Term together with any renewal or extension thereof shall be referred to as the "Term". In the event Sublessor's Work shall not be completed by April 1, 1995 through no fault of





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Subtenant, Subtenant shall have the right to terminate this Sublease upon notice to Sublessor no later than April 5, 1995.

     2.02 The parties have targeted on or about December 1, 1994 as the Commencement Date, and the Subtenant fully understands that such time period is only a target and that there is no assurance as to the actual Commencement Date. Furthermore, nothwithstanding the foregoing, if Subtenant shall be delayed in obtaining possession of the Subleased Premises because of delays in construction or for any other reason, Sublessor shall not be subject to any liability, and the effectiveness of this Sublease shall not be affected but the Fixed Rent (herein defined) shall be abated (provided Subtenant is not responsible for the delay in obtaining possession, or in construction of Sublessor's Work or any other work permitted to be performed by Subtenant) until possession shall have been made available to Subtenant. The provisions hereof are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

     2.03   (i)     Subtenant shall not use or permit all or any part of the
Subleased Premises to be used in any manner which in Sublessor's sole judgement does or is likely to impair the character or dignity of the Building or Sublessor's business or any other subtenant's business.

            (ii) If any governmental license or permit shall be required for the proper and lawful conduct of Subtenant's business in the Subleased Premises, Subtenant shall duly procure and maintain such permit or license and comply with its terms and conditions throughout the Term.

            (iii) Any business machine or mechanical equipment which causes vibration, noise, cold or heat shall be placed and maintained, at Subtenant's sole cost and expense, in setting of cork, rubber or spring-type vibration eliminators sufficient in Sublessor's sole judgement to absorb such vibration and noise or prevent transmissions of cold and heat.

SECTION 3. LEASE
----------------

     This Sublease and the covenants, provisions, terms and conditions hereof are subject and subordinate to the covenants, provisions, terms and conditions of the Lease and to all other matters set forth in Section 18 hereof.

SECTION 4. OBLIGATIONS UNDER LEASE
----------------------------------

     Subtenant agrees (i) to be bound by and to perform and comply with all the covenants, provisions, terms and conditions of the Lease during the Term of this Sublease to the extent applicable to the Subleased Premises or Sublessor with respect to the Subleased Premises other than those set forth in Sections 3(A),
(B), (C), (D) and (E); 5(A), (B), (C), (D), (E), (F), and (G); 6; 7(A), (B),
(C), and (E); 8; 9(A), (B), (C) and (D); 10(A), (B), (C), (D) and (E); 15(A),
(B), (C), (D), (E), (F), (G), and (H); 23(D); and 39, and (ii) not to commit or permit to be committed any act, or to create or permit to be created any condition, that would constitute a default under the Lease. In the event any provision of this Sublease is inconsistent with a provision of the Lease, such inconsistency shall be resolved in favor of the provision of this Sublease, unless use of the Subleased

                                      -2-


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Premises or any action or inaction in accordance with said provision may become the basis of a default under the Lease, in which situation the inconsistency shall be resolved in favor of the provision of the Lease. Sublessor represents to Subtenant that the Lease is in full force and effect and has not been amended or modified as of the date hereof, that the Subleased Premises may be used for all Permitted Uses, and that Subtenant's rights and obligations as set forth in this Sublease do not constitute a default under the Lease, and that as of the date hereof Sublessor is in compliance with Article 19 of the Lease and is not in default under the Lease. Nothwithstanding anything to the contrary contained herein, if Landlord, in writing, shall claim or otherwise allege that a use of, action or inaction involving, or other circumstance concerning the Subleased Premises (or any use, whether permitted hereby, pursuant to law or prohibited hereby or thereby, of the Building by Subtenant, its employees, agents, and contractors) is in violation of any provision of or may become a default under the Lease, Subtenant, immediately upon notice from Sublessor and without limiting the rights of Sublessor hereunder, shall cease such use or action and take such action or cause such circumstance to be changed so that the basis or alleged basis for such claim or allegation shall no longer exist.

SECTION 5. FIXED RENT, OPERATING EXPENSES, TAXES AND ADDITIONAL RENT
--------------------------------------------------------------------

     5.01 During the Original Term, Subtenant shall pay a total base fixed rent of $1,805,617.31 (the "Fixed Rent") which shall be payable in equal monthly installments as follows: (i) $22,236.67 per month from the eight month through the twenty-fourth month of the Original Term; (ii) $23,348.50 per month from the twenty-fifth month through the sixtieth month of the Original Term, and (iii) $24,460.33 per month from the sixty-first month through the Expiration Date Subtenant agrees to pay the Fixed Rent as specified in the preceding sentence in advance on the first day of each calendar month during the Original Term, except that the Fixed Rent for the eight full calendar month of the Original Term shall be paid at the time of the execution hereof. The Fixed Rent shall be prorated for any portion of a month during the Term and, if the first month of the Term is not a full calendar month, Subtenant shall pay the prorated Fixed Rent due therefor on the Commencement Date.

     5.02 For purposes of this Section 5, unless the context requires otherwise, the following terms shall have the meanings herein specified:

            (i) "Base Operating Amount" shall mean the Base Operating Expenses for the Base Operating Year.

            (ii) "Base Operating Year" shall mean the calendar year commencing January 1, 1995.

            (iii) "Operating Expenses" shall mean the sum of all costs and expenses paid or incurred by Sublessor in respect of the repair, replacement, cleaning, maintenance, management, insurance, operation, restoration, safety (including, without limitation, fire safety) and/or security of the Building and the Land.

            (iv) "Building Operating Expense Statement" shall mean a writing setting forth the Operating Expense Payment (as herein defined payable by Subtenant for a

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specified Operating Year pursuant to this Section 5.02.

            (v) "Operating Year" shall mean each calendar year in which occurs any part of the Term.

            (vi) "Subtenant's Share" shall mean the quotient, expressed as a percentage, obtained by dividing the rentable square feet of the Subleased Premises, which is deemed to be 13,342 square feet for purposes of this Sublease, by the rentable square feet for purposes of this Sublease, by the rentable square feet of the portion of the Building which is available for occupancy, which is deemed to be 132,360 square feet for purposes of this Sublease. On the date hereof, Subtenant's Share shall mean 10.08% In no event shall such deemed square footages constitute or imply any representation or warranty by Sublessor whatsoever as to the actual size of the Subleased Premises or the Building, but same shall constitute an express agreement between Sublessor and Subtenant with respect to such actual sizes thereof.

            (vii) "Taxes" shall mean all real estate taxes, sewer charges or rents, water frontage charges, and assessments, special or otherwise, rates and charges, county taxes, transit taxes levied, assessed or imposed including any abatements or exemptions by the County of Suffolk or any other taxing authority upon or with respect to the Building and the Land, all taxes assessed or imposed with respect to the rentals payable hereunder other than general income and gross receipts taxes (except that general income and gross receipts taxes shall be included if covered by the provisions of the following sentence). Taxes shall also include any taxes, charges or assessments levied, assessed or imposed by any taxing authority in addition to or in lieu of the present method of real estate taxation, provided such substitute taxes, charges and assessments are computed as if the property were the sole property of the Sublessor subject to said substitute tax, charge or assessment. With respect to any Tax Year (as herein defined), all expenses, including, without limitation, legal fees, experts' and other witnesses' fees, incurred in contesting the validity or amount of any Taxes or in obtaining a refund of Taxes, shall be considered as part of the taxes for such Tax Year. In addition, the term Taxes shall mean any tax, charge assessment, or sum included within the definition of the term "Taxes" in the Lease.

            (viii) "Tax Year" shall mean each period of twelve (12) months, commencing on the first day of December 1 of each such period, in which occurs any part of the Term, or such other period of twelve (12) months occurring during the Term as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the County of Suffolk.

            (ix) "Base Tax Amount" shall mean the Taxes due for the Tax Year commencing on December 1, 1994 and ending November 30, 1995 based at full assessment and including any tax abatements.

     5.03   (i)     For each Operating Year, including the Operating Year in
which the Commencement Date occurs, any part of which shall occur during the Term of this Sublease, Subtenant shall pay an amount (herein called an "Operating Expense Payment") equal to Subtenant's Share of the amount by which the Operating Expenses for such Operating Year exceed the Base Operating Amount. Sublessor and Subtenant agree that the Operating Expense Payment for any Operating Year in

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which the term of this Sublease commences or expires shall be prorated.

            (ii) Sublessor may furnish to Subtenant, prior to the commencement of each Operating Year, a written statement setting forth Sublessor's reasonable estimate of the Operating Expense Payment for such Operating Year. Subtenant shall pay to Sublessor on the first day of each month during the Operating Year in which the Operating Expense Payment will be due, an amount equal to one-twelfth (1/12th) of Sublessor's estimate of the Operating Expense Payment for such Operating Year. If, however, Sublessor shall not furnish any such estimate for an Operating Year or if Sublessor shall furnish any such estimate for an Operating Year subsequent to the commencement thereof, then (A) until the first day of the month following the month in which such estimate is furnished to Subtenant, Subtenant shall pay to Sublessor on the first day of each month an amount equal to the monthly sum payable by Subtenant to Sublessor under this
Section 5.03 in respect of the last month of the preceding Operating Year; (B) after such estimate is furnished to Subtenant, Sublessor shall give notice to Subtenant stating whether the installments of the Operating Expense Payment previously made for such Operating Year were greater or less than the installments of the Operating Expense in which the Operating Expense Payment will be due in accordance with such estimate, and (x) if there shall be a deficiency, Subtenant shall pay the amount thereof within twenty (20) days after demand therefor, or (y) if there shall have been an overpayment, Sublessor shall refund to Subtenant the amount thereof (or at Sublessor's option, credit same against the Additional Rent next due); and (C) on the first day of the month following the month in which such estimate is furnished to Subtenant and monthly thereafter throughout the remainder of such Operating Year, Subtenant shall pay to Sublessor an amount equal to one-twelfth (1/12th) of the Operating Expense Payment shown on such estimate. Sublessor may, at any time and from time to time during each Operating Year, furnish to Subtenant a revised statement of Sublessor's reasonable estimate of the Operating Expense Payment for such Operating Year, and in each such case the Operating Expense Payment for such Operating Year shall be adjusted and paid or refunded or credited as the case may be, in the same manner as provided in the preceding sentence.

     5.04   (i)     If Taxes payable for any Tax Year, including the Tax Year in which the Commencement Date occurs, shall exceed the Base Tax Amount, Subtenant shall pay to Sublessor as Additional Rent for such Tax Year an amount (herein called the "Tax Payment") equal to Subtenant's Share of the amount by which the Taxes for such Tax Year are greater than the Base Tax Amount. The Tax Payment for each Tax Year shall be due and payable in installments in the same manner that Taxes for such Tax Year are due and payable by Sublessor to the County of Suffolk. Subtenant shall pay Subtenant's Share of each such installment within twenty (20) days after the receipt of a writing rendering of a statement therefor by Sublessor to Subtenant, which statement may be rendered by Sublessor so as to require Subtenant's Share of Taxes to be paid by Subtenant not more than thirty (30) days prior to the date such Taxes (or any installment thereof) first become due. The statement to be rendered by Sublessor shall set forth, in reasonable detail, the computation of the Tax Payment with respect to the particular installment(s) being billed. If there shall be any increase or decrease in the Taxes for any Tax Year, whether during or after such Tax

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Year, the Tax Payment for such Tax Year shall be appropriately adjusted and paid or refunded, as the case may be, in accordance herewith; in no event, however, shall Taxes be reduced below the Base Tax Amount. If during the Term, Sublessor shall be required to pay Taxes (either to the appropriate taxing authorities or as tax escrow payments to a superior mortgagee or superior lessor (including, without limitation, Landlord) in full or in monthly, quarterly, or other installments, on any other date or dates than as presently required, then at Sublessor's option, Subtenant's Tax Payments shall be correspondingly accelerated or revised so that said Subtenant's Tax Payments are due no more than thirty (30) days prior to the date payments are due to the taxing authorities or such superior mortgagee or superior lessor.

               (ii) If the Taxes comprising the Base Tax Amount are reduced as a result of an appropriate proceeding or otherwise, the Taxes as so reduced shall, for all purposes, be deemed to be the Taxes for purposes of determining the Base Tax Amount and Sublessor shall give notice to Subtenant of the amount by which the Tax Payment previously made were less than the Tax Payment required to be made and Subtenant shall pay the amount of the deficiency within twenty
(20) days after receipt of written demand therefor.

     5.05 The expiration or termination of this Sublease during any Tax Year or Operating Year (for any part or all of which there is due a Tax Payment or Operating Expense Payment under this Sublease) shall not affect the rights or obligations of the parties hereto respecting such payments and any Sublessor's Statement or tax bill, as the case may be, relating to such payment may be sent to Subtenant subsequent to, and all such rights and obligations shall survive, any such expiration or termination. Any payments due under such Operating Expense Statement or Tax Payment, as the case may be, shall be payable within twenty (20) days after such statement or bill is sent to Subtenant.

     5.06 Sublessor's failure to render or delay in rendering an Operating Expense Statement with respect to any Operating Year shall not prejudice Sublessor's right to thereafter render an Operating Expense Statement with respect to any such Operating Year, nor shall the rendering of an Operating Expense Statement for any Operating Year prejudice Sublessor's right to thereafter render a corrected Operating Expense Statement for such Operating Year. Sublessor's failure to render or delay in rendering a bill with respect to any installment of Taxes shall not prejudice Sublessor's right to thereafter render such a bill for such installment, nor shall the rendering of a bill for any installment prejudice Sublessor's right to thereafter render a corrected bill for such installment.

     5.07 No payment by Subtenant or receipt or acceptance by Sublessor of a lesser sum than the correct Fixed Rent or Additional Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or letter accompanying any check or payment be deemed an accord and satisfaction, and Sublessor may accept such check or payment without prejudice to Sublessor's right to recover the balance or pursue any remedy in this Sublease or as provided at law.

     5.08   Sublessor shall have the same rights and remedies

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in the event Subtenant fails to pay any Additional Rent as in the situation in which Subtenant fails to pay Fixed Rent.

     5.09 All payments due pursuant to this Section 5 and all other sums or charges that may become due pursuant to this Sublease (other than Fixed Rent) shall be additional rent ("Additional Rent") and shall be due and payable as specified herein or determined in accordance herewith or, if no time is so specified or determined, within ten (10) days of receipt of written demand.

     5.10 All payments due Sublessor hereunder shall, unless expressly set forth herein to the contrary, be paid without notice or demand and without set-off, deduction or abatement whatsoever and shall be delivered to Sublessor at its address set forth in Section 46 of this Sublease or at such other address as sublessor shall specify in writing, by good, unendorsed checks.

SECTION 6.  ELECTRICITY
-----------------------

     6.01      (i)    All electric current to be furnished to the Subleased
Premises shall be measured by a separate submeter which shall be installed and maintained by Sublessor. Subtenant shall purchase from and promptly pay to Sublessor the cost for all electric current that is consumed in the Subleased Premises at charges not to exceed those being charged by the public utility company or agency supplying electric current to the Building together with any taxes or other charges levied on such electric current. Any such charges for electric current shall be Additional Rent and shall be due and payable to Sublessor within ten (10) days after the receipt of a written rendering of a statement therefor.

               (ii) Sublessor shall not be liable in any way to Subtenant for any failure or defect in the supply or character of the electric energy or other utility being furnished to the Subleased Premises.

     6.02 Subtenant's use of electric energy in the Subleased Premises shall be solely for the purpose of conducting its business therein and shall not at any time exceed the capacity of any of the electrical conductors, machinery and equipment in or otherwise servicing the Subleased Premises or the Building. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building's electric service, Subtenant shall not, without Sublessor's prior written consent in each instance (i) connect any additional fixtures, machinery, appliances or equipment to the Building's electric distribution system other than lamps, typewriters, personal-type computer and related computer terminals, desk-top copying machines, desk-top communications equipment (such as telephones and telecopies), and other small office machines that consume comparable or less amounts of electric energy, or (ii) make any alteration or addition to Subtenant's machinery, appliances or equipment.

     6.03 Sublessor shall not be liable or responsible to Subtenant for any loss, damage or expense which Subtenant may sustain or incur if (1) the supply or electric energy to the Subleased Premises is interrupted, or (ii) the quantity or character of electric service is changed or is no longer available or suitable to Subtenant's requirements unless

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directly resulting from Sublessor's willful misconduct.  A change in the availability, supply, quality or character of electric energy shall not be deemed a constructive eviction of Subtenant unless caused by Sublessor's willful misconduct.

SECTION 7.  SERVICES
--------------------

     7.01 Sublessor shall provide to the Subleased Premises (i) Monday through Saturday (except Federal, State and local municipal holidays) from 7:00 a.m to 7:00 p.m. heat and air conditioning as and when seasonably required but never with respect to air conditioning between October 15 and May 15 except at Sublessor's sole election; (ii) water for ordinary drinking and lavatory purposes, but if Subtenant uses or consumes water for any other purposes or in unusually large quantities (of which fact Sublessor shall be the sole judge), Sublessor may install a water meter at Subtenant's sole cost and expense, which meter Subtenant shall thereafter maintain at its sole cost and expense, in good working order and Subtenant shall pay for water consumed as registered by such meter; and (iii) Monday through Friday (except Federal, State and local municipal holidays), cleaning services, in the evenings or early morning, provided Subtenant keeps the Subleased Premises in reasonable order and provided further that Sublessor does not require extra or additional cleaning because of the existence of large quantities of glass, computer, or special installations or equipment. If the Subleased Premises are not kept in reasonable order by Subtenant all cleaning shall be done at Subtenant's expense and any extra cleaning required as set forth above shall be done at Subtenant's expense, all to Sublessor's satisfaction, by Sublessor's cleaning contractor.

     7.02 Any use or occupancy of the Subleased Premises during the hours or days on or during which Sublessor is not required to furnish heat or air-conditioning to the Subleased Premises shall be at the sole risk, responsibility and hazard of Subtenant. Subtenant shall comply with and observe all Building-wide regulations and requirements prescribed by Sublessor for the proper functioning of the heating, ventilating and air-conditioning systems.

     7.03 In the event that Subtenant shall require air-conditioning, heating or ventilation at such times as same are not required to be furnished by Sublessor, Subtenant shall give Sublessor at least forty-eight (48) hours advance written notice of such requirement and, provided that no Event of Default shall be continuing and such service shall not overload or overtax the Building's systems, same shall be furnished by Sublessor, and Subtenant agrees to pay one hundred percent (100%) of Sublessor's cost therefor as Additional Rent (Subtenant acknowledges that Sublessor's cost may include the cost of labor and electric energy for minimum time periods even if the air conditioning, heating or ventilating is not utilized for the entire minimum time period).

     7.04 Sublessor reserves the right to interrupt, curtail or suspend the services which it is required to furnish under this Section 7 when the need therefor arises or is reasonably desirable by reason of accident, emergency, mechanical breakdown or strike, or to accomplish the replacement, repair or modification of any machinery, or when required or recommended under any law, order, regulation or pronouncement of any federal, state, county or municipal authority, or when required to modify, repair, improve or alter the Building or

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for any cause beyond the reasonable control of Sublessor (including, without limitation, a default by Landlord under the Lease). Sublessor shall use reasonable efforts to complete all required repairs (or to cause Landlord to perform and complete same to the extent of Landlord's obligations under the Lease) or other necessary work expeditiously so that Subtenant's inconvenience resulting from the curtailment of services may be for as short a period of time as circumstances will permit (but Sublessor shall not be obligated to utilize overtime labor or incur extraordinary expenses in connection therewith). No diminution or abatement of rent or other compensation shall or will be claimed by Subtenant as a result of such interruption, curtailment, or suspension, nor shall this Sublease or any of the obligations of Subtenant be affected or reduced by reason of such interruption, curtailment or suspension.

     7.05 Subtenant shall reimburse Sublessor for the cost to Sublessor of removal from the Subleased Premises and the Building of so much of any refuse and rubbish of Subtenant as shall exceed that ordinarily accumulated daily in the routine of business office occupancy (as reasonably determined by Sublessor or its contractor).

     7.06 Sublessor, its cleaning contractor and their respective employees shall have access to the Subleased Premises after 5:00 p.m. and before 7:00 a.m. and shall have the right to use, without charge, all light, power and water required to clean the Subleased Premises as required by this Sublease.

     7.07 Sublessor will not be required to furnish any additional services, except as expressly provided in this Sublease, and to the extent Sublessor shall agree to furnish additional services to Subtenant, Subtenant shall pay Sublessor therefor at Sublessor's then current charges.

     7.08  (i)    In addition to the services Subtenant shall be entitled to receive pursuant to the provisions of this Sublease, Subtenant shall be entitled to receive from landlord with respect to the Subleased Premises, all of the services which Sublessor is entitled to receive with respect to the Subleased Premises pursuant to the Lease. Subtenant agrees to look solely to Landlord for such services and promptly pay to either landlord or Sublessor, as the case may be, all charges by Landlord for any such services which Landlord is not required to furnish without additional charge.

           (iii) If Landlord fails to provide any services or otherwise perform any obligations under the Lease (including, without limitation, its obligation, if any, to repair and maintain the Building or any part thereof) and said failure has a material adverse effect on the Subleased Premises, Subtenant or the conduct of its business, Sublessor, promptly after receipt of notice from Subtenant, shall notify Landlord and use reasonable efforts to have Landlord perform its duties, and Sublessor shall have no further obligation in connection therewith. If Landlord shall thereafter not perform, Subtenant shall not be entitled to any set-off or deduction from the Fixed Rent or Additional Rent due hereunder.

SECTION 8. CONDITION OF SUBLEASED PREMISES
------------------------------------------

     8.01 Subtenant has fully inspected the Subleased Premises and agrees to accept same "as is" in its condition on the Commencement Date hereof. Sublessor shall have no obligation to perform any improvements in or about the Subleased Premises, except Sublessor's Work (as herein defined), which Landlord has approved.

     8.02 Sublessor shall perform, finish, install and provide, or shall cause to be performed, finished, installed and provided in a good and workmanlike manner those items of work set forth in the Plans and Specifications which have been approved by Subtenant and are attached hereto as EXHIBIT "A" (the Sublessor's Work"). Sublessor represents that Sublessor's Work will be free from defects in material and workmanship for a period of one (1) year from the Commencement Date. Sublessor's Work will be completed such that it will be substantially in accordance with the Plans and Specifications. For purposes of this Section 8, the term "substantially in accordance" shall mean work conforming to detailed measurements contained in the Plans and Specifications coordinated to take into account the fact that all of the Plans and Specifications should be complementary, and in the joining and coordinating of such documents, ambiguities or implications may occur, and the Sublessor's Work should be deemed to fairly reflect the intended result. It is acknowledged by Subtenant (and same shall not be an objection) that (a) contractors must join, cut, correlate or complete and combine work existing either outside the scope of the Plans and Specifications or by other trades to accommodate field conditions or ambiguity in the correlation of Plans and Specifications; (b) contractors must patch, cut or join work as a result of subsequent change orders so that such Sublessor's Work shall be harmonious with the existing completed work, or so that the existing work may receive such changes; (c) changes may occur in existing work to receive equipment or materials, the specifications for which were incorrect in the original contract documents; (d) minor or desirable deviations may be necessary to cause the specific function or working parts to connect or provide the utility intended; (e) modifications, patching, blending or joining of Sublessor's Work may occur in order to accommodate field conditions not reflected in the Plans and Specifications; and (f) there may exist and be performed other work, which in accordance with good trade practices, would be required in order to accommodate Subtenant's intended requirements as reasonably implied from the correlation of all requirements under the Plans and Specifications.

     8.03 Notwithstanding anything to the contrary set forth in this Lease Agreement, if for any reason the Commencement Date is delayed by any action or inaction of Subtenant, then, at Sublessor's option, Subtenant shall (i) pay Fixed Rent and Additional Rent in the amounts set forth in this Sublease from the date on which the Commencement Date would have occurred through the day immediately preceding the Commencement Date, and (ii) Subtenant shall comply with all of the other terms and conditions of this Sublease as if the Term had commenced.

     8.04 Sublessor's Work shall be deemed completed notwithstanding the fact that portions of such work remain to be performed, furnished, installed and/or provided, so long as the same does not, and completion thereof will not, prevent Subtenant from occupying the Subleased Premises for the conduct of its business or materially interfere with Subtenant's use and occupancy of the Subleased Premises for normal office purposes. Provided Subtenant shall deliver to Sublessor, within thirty (30) days of the Commencement Date, a list of all unperformed items of Sublessor's Work, Sublessor shall complete same to the extent required by 8.02 of this Sublease.

     8.05 Sublessor shall cause to be obtained any permits, certificates and municipal authorizations required to be obtained such that Sublessor's Work complies with, and can be performed in compliance with all applicable laws, legal requirements, orders, ordinances, codes and regulations.

     8.06 In connection with the performance of Sublessor's Work, Sublessor shall have the right, without having to obtain Subtenant's consent, to (i) make changes and modifications to the Plans and Specifications to comply with any governmental or inspecting authorities, laws, codes, rules, regulations or permits, and (ii) make changes and substitutions of materials from those set forth on the Plans and Specifications, provided such changed or substituted materials are at least equivalent in quality and design to those set forth in the Plans and Specifications. Notwithstanding anything to the contrary contained in this Lease Agreement any changes or modifications to the Plans and Specifications attached hereto as Exhibit A which are either requested by the Subtenant or are required to comply with any governmental or inspecting authorities, laws, codes, rules, regulations or permits, shall be the sole responsibility of Subtenant and shall be paid by Subtenant, as additional Rent within ten (10) days of the date on which Sublessor shall sent a statement to Subtenant requesting payment thereof.

SECTION 9.  ALTERATIONS
-----------------------

     9.01 Subtenant shall not make any improvements, installations, additions, alterations or other changes (herein sometimes collectively called "Alterations") in or to the Subleased Premises without the prior written consent of Sublessor in each instance which consent shall not be unreasonably withheld or delayed, and, if required by the Lease, Landlord. Subtenant acknowledges that in no event shall Subtenant make nor will Sublessor grant consent to Alterations which are in the form of entrances to or exists from the Subleased Premises or the Building or which as a result thereof require the construction of any additional entrances to or exits from the Subleased Premises or the Building.

     9.02 If Subtenant shall obtain all required consents, any Alterations to the Subleased Premises (and the performance of all work required in connection therewith) shall in all respects comply with the provisions of this Sublease, the Lease and the consents given with respect thereto.

SECTION 10.  REPAIRS AND MAINTENANCE
------------------------------------

     10.01 Subtenant shall, at its sole cost and expense, throughout the Term,
(i) take good care of the Subleased Premises and the equipment, fixtures and improvements located therein (including, without limitation, the property which is deemed the Sublessor's at the end of the Term pursuant to the provisions of this Sublease), (ii) be responsible for all non-structural repairs, in and to the Subleased Premises excluding the heating, ventilating, air conditioning, plumbing and electrical systems. Notwithstanding the preceding sentence, Subtenant shall be responsible for the cost of all repairs, interior and exterior, structural and non-structural, in and to the Building, the Land, the Subleased Premises and the facilities and systems thereof, but only to the extent the need for such repairs to the Building, the Land, the Subleased Premises and the facilities and systems thereof arises out of (a) the performance or existence of Alterations performed by or on behalf of Subtenant,
(b) the installation, use or operation of any equipment, fixtures or property by Subtenant, its employees, agents, contractors or invitees, (c) the moving of any equipment, fixtures or property into or out of the Subleased Premises or the Building by any person or entity other than Landlord, Sublessor, its employees or agents, or (d) the act, omission, misuse or neglect of Subtenant or any of its subtenants or its or their employees, agents, contractors or invitees. Any repairs in or to the Land, the Building and the Subleased Premises and the facilities and systems thereof for which Subtenant is responsible shall be performed by or on behalf of Sublessor at Subtenant's sole cost and expense;
but Sublessor may, at its option, before commencing any such work or at any time thereafter, require Subtenant to (1) perform same, and/or (2) furnish to Sublessor such security, in form and amount as Sublessor shall deem necessary, to assure the payment for such work by Subtenant.

     10.02 (i) Subject to Section 7.08 (ii), Sublessor, at its sole cost and expense, shall repair and maintain (or shall cause to be repaired and maintained), in good working order and repair (a) the structural and the public portions of the Building, and (b) the systems and facilities of the Building serving the Subleased Premises, including the Building heating, ventilating or air-conditioning, plumbing and electrical systems, except Subtenant and not Sublessor shall be responsible for all the foregoing repairs and maintenance as and to the extent provided for in Section 10.01 hereof.

               (ii) Subtenant shall give Sublessor prompt notice of any defective condition known to Subtenant in any plumbing, heating, air-conditioning or ventilation system or electrical lines located in, servicing or passing through the Subleased Premises. Sublessor will endeavor to minimize interference with Subtenant's use of the Subleased Premises in making any repairs or changes which Sublessor is required or permitted by this Sublease, or required by law, to make in or to the fixtures, equipment or appurtenances of the Building or the Subleased Premises.

     10.03 Notwithstanding the foregoing, Sublessor shall have no liability to Subtenant, nor shall Subtenant's covenants and obligations under this Sublease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption or injury arising from Sublessor or any party acting on Sublessor's behalf making any repairs or changes which Sublessor is required or permitted by this Sublease, or required by law, to make in or to the fixtures, equipment or appurtenances of the Building or the Subleased Premises.

SECTION 11. INSURANCE
---------------------

     11.01 Subtenant, at its sole cost and expense, shall maintain in effect throughout the Term, for the mutual benefit of Sublessor and Subtenant, insurance covering all of the property of Subtenant, against loss or damage by fire and such risks as are customarily included in "all-risk" and extended coverage endorsements attached to fire insurance policies, including "agreed amount" coverage with no co-insurance penalties, on an "occurrence basis" in an amount not less than the full replacement value thereof.

     11.02 Subtenant, at its sole cost and expense, shall maintain in effect for the entire Term, for the mutual benefit of Sublessor and Subtenant (and for the benefit of the additional insureds described by the provisions of 11.05) comprehensive general liability insurance in the broadest form generally obtained on a commercially reasonable basis for first class commercial buildings of approximately the same age as the Subleased Premises and located in the area in which the Subleased Premises are located, on an occurrence basis in the minimum amount of Three Million Dollars ($3,000,000.00) for each occurrence, (with a combined maximum amount of Five Million Dollars ($5,000,000.00) for all occurrences per policy year) combined single limit for bodily injury, including death, property damage and contractual liability (covering all contractual obligations of Subtenant including those obligations under this Sublease). Such policies shall cover the Subleased Premises, inclusive of sidewalk and parking areas.

     11.03 The insurance required under Section 11 shall be effected by valid and enforceable policies issued by insurance companies approved by Sublessor, which approval shall not be unreasonably withheld or delayed, and licensed to do business in the State of New York.

     11.04  Upon the Term Commencement Date and thereafter, not less than ten
(10) days prior to the expiration date of any expiring policies theretofore furnished pursuant to this Section 11, copies of such policies or certificates of insurance therefor, or renewal policies or certificates of insurance therefor, as the case may be, shall be delivered by Subtenant to Sublessor. If the Subleased Premises are covered by a Superior Instrument, certificates of the policies for the insurance required under this Section 11 shall, at Sublessor's request, also be delivered to the holder of such Superior Instrument(s) whose name and address shall have been delivered to Subtenant.

     11.05 Except as otherwise stated, all policies of insurance required under this Section 11 shall name Sublessor and Subtenant as the insureds as their interest may appear; and such holders of Superior Instruments as Sublessor shall request as additional insureds. Each policy of insurance required under this
Section 11 shall contain an agreement by the insurer that it will not be cancelled or terminated, or the amount of insurance or type of coverage reduced without at least thirty (30) days prior notice to Sublessor, Landlord and the holder of any other Superior Instrument(s) named therein, and that no act or omission of any insured party (including, without limitation, Sublessor and any such holder named therein) shall serve to invalidate, cancel, release or relieve the insurer thereunder from any liability which it may have to any other named insured party.

     11.06 Subtenant shall have included in all of its insurance policies a waiver of the insurer's right of subrogation against Landlord, Sublessor and others required by the Lease, if any. Subtenant hereby waives any and all right of recovery it might otherwise have against Landlord, Sublessor and others, if any, required by the Lease, their respective officers, directors, employees, agents and contractors, for loss or damage to Subtenant's property by fire or other casualty notwithstanding that such loss or damage may result from the negligence or fault of Landlord, Sublessor or such others as aforementioned, their respective officers, directors, employees, agents or contractors. Sublessor hereby waives any and all right of recovery it might otherwise have against Subtenant, its officers, directors, employees, agents and contractors, for loss or damage to Sublessor's property covered under its insurance policies for fire or other casualties to the Building, notwithstanding that such loss or damage may result from the negligence or fault of Subtenant, its officers, directors employees, agents or contractors. If the foregoing waivers of subrogation are only obtainable with additional cost, the party responsible to obtain such insurance shall notify the other party, and, in such event, such other party may at its option pay such additional cost, in which event such waiver shall be obtained.

     11.07 Notwithstanding any provisions in this Sublease to the Contrary, if, in order to avoid a default under the Lease or any Superior Instrument, Sublessor or Subtenant is required to maintain broader type coverage or more insurance coverage with respect to the Subleased Premises than required by this Sublease (or name other parties as additional insured thereunder), Subtenant shall comply with all provisions of the Lease and any Superior Instrument respecting such insurance and shall maintain all insurance required thereby.

SECTION 12.  DAMAGE OR DESTRUCTION
----------------------------------

     12.01 If the Subleased Premises shall be damaged or destroyed by fire or other casualty (and if this Sublease shall not be terminated as hereinafter provided), Sublessor shall make reasonable, diligent and good faith efforts to cause Landlord to repair the damage to and restore and rebuild the Building to the extent of Landlord's obligations under the Lease. Sublessor shall repair the damage to and restore and rebuild the Subleased Premises with and to the extent of the insurance proceeds provided by the insurance required under Section 11.01 excluding Subtenant's property as soon as possible, but in no event more than six (6) months, subject to force majeure, after the damage or destruction (provided Landlord has performed its restoration obligations).

     12.02 Subject to the provisions of 12.05, if all or part of the Subleased Premises shall be damaged, destroyed or rendered completely or partially untenantable on account of fire or other casualty, the Fixed Rent and the Additional Rent under Section 5 of this Sublease shall be abated in the proportion that the untenantable area of the Subleased Premises bears to the total area of the Subleases Premises. Such abatement shall be effective from the period commencing upon the date of the damage or destruction and ending on the date the damage to the Subleased Premises shall be substantially restored, provided, however, should Subtenant or any of its subtenants reoccupy a portion of the Subleased Premises during the period the restoration is taking place and prior to the date that the Subleased Premises are substantially repaired or made tenantable, the Fixed Rent and the Additional Rent allocable to such reoccupied portion, based upon the proportion which the area of the reoccupied portion of the Subleased Premises bears to the total area of the Subleased Premises, shall be payable by Subtenant from the date of such reoccupancy.

     12.03 (i) If the Sublease Premises shall be substantially damaged or destroyed by fire or other casualty, Sublessor shall obtain for and deliver to Subtenant an estimate from an independent contractor, architect or professional engineer, as to the time required for Landlord to restore and repair the Sublease Premises, as appropriate (the "Estimate"). The date set forth in the Estimate shall hereinafter be referred to as the "Outside Date".

               (ii) If the Sublease Premises shall be damaged or destroyed by fire or other casualty, such that the Outside Date is more than one hundred eighty (180) days after the date of the casualty, either Subtenant or Sublessor may terminate this Sublease by giving the other party notice to such effect. Such termination shall be effective on the date specified in such termination notice, but not earlier than thirty (30) days nor later than ninety (90) days after the date of such notice. Upon such termination, the Term shall expire as if it were the Expiration Date.

     12.04 Except as expressly set forth in 12.03, Subtenant shall not be entitled to terminate this Sublease on account of a fire or other casualty and in the event of a fire or other casualty, Sublessor shall have no liability to Subtenant for inconvenience, loss of business or annoyance arising on account of the fire or other casualty or from any repair or restoration of any portion of the Subleased Premises or of the Building.

     12.05 Notwithstanding any of the foregoing provisions of this Section 12, if by reason of some act or omission on the part of Subtenant or any of its subtenants or its or their partners, directors, officers, servants, employees, agents or contractors, Sublessor or Landlord shall be unable to collect all of the insurance proceeds (including without limitation, rent insurance proceeds) applicable to the damage or destruction of the Subleased Premises or the Building (by fire or other casualty), there shall be no abatement or reduction of Fixed Rent or Additional Rent to the extent of such uncollected insurance proceeds.

     12.06 Sublessor has no obligation to carry insurance of any kind on Subtenant's property, furnishings, equipment, or trade fixtures and, notwithstanding anything to the contrary set forth herein, Sublessor shall not be obligated to repair any damage thereto, and Subtenant agrees to look solely to its insurance for recovery of any damage to or loss thereto.

     12.07 The provisions of this Section 12 shall be deemed an express agreement governing any case of damage or destruction of the Subleased Premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for such a contingency in the absence of an express agreement, and any other law of like import, now or hereinafter in force, shall have no application in such case.

SECTION 13. EMINENT DOMAIN
--------------------------

     13.01 If the Lease is terminated (whether by Sublessor or Landlord) by reason of a condemnation (or other taking for a quasi-public or public purpose), or if the whole or any part of the Subleased Premises or access to shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose, this Sublease and the term and estate hereby granted shall terminate as of the date of vesting of title on such taking (herein called "Date of the Taking") as if such date were the Expiration Date.

     13.02 Except as expressly provided in this 13.02, Sublessor shall be entitled to receive the entire award or payment in connection with any taking without reduction therefrom for any estate vested in Subtenant by this Sublease or any value attributable to the unexpired portion of the Term, and Subtenant shall receive no part of such award except as hereinafter expressly provided. Subtenant hereby expressly assigns to Sublessor all of its right, title and interest in and to every such award or payment and waives any right to the value of the unexpired portion of the Term. Nothing contained herein shall be deemed to prevent Subtenant from making a separate claim in any condemnation proceeding for the then value of Subtenant's personal property which has been taken, and moving expenses incurred as a result thereof, provided such claim does not reduce the amount of the award payable to Sublessor.

SECTION 14.  SUBLESSOR'S AND SUBTENANT'S PROPERTY; END OF TERM
--------------------------------------------------------------

     14.01     (i)    All fixtures, equipment, materials, additions,
improvements, appurtenances and other property attached to, or built into the Subleased Premises, whether Sublessor's Work pursuant to Section 8 of this Sublease or during the Term and whether at the expense of Sublessor or Subtenant, shall be and remain a part of the Subleased Premises and at the expiration of the Term shall be deemed the property of the Sublessor and same shall not be removed by Subtenant, except as expressly provided in 14.01(ii). Notwithstanding the foregoing, but subject nevertheless to the provisions of
Section 8 of this Sublease, neither Sublessor nor Landlord shall be liable in any manner for payment or otherwise to any contractor, subcontractor, laborer or supplier in connection with the purchase or furnishing after the date hereof of any such materials or equipment or the installation thereof. Neither Sublessor nor Landlord shall have any obligation to pay any compensation to Subtenant by reason of the acquisition of title to such materials and equipment by the Sublessor pursuant to the provisions of this Section 14.

               (ii) Upon written notice to Subtenant given prior to the Expiration Date or within 10 days after any earlier expiration of the Term, Sublessor may require Subtenant to remove (and thereupon Subtenant shall remove) all or part of the fixtures, equipment, materials, improvements, appurtenances and other property described in the first sentence of 14.01(i) other than Sublessor's Work pursuant to Section 8 hereof which Sublessor did not note had to be removed at the time of Sublessor's approval thereof. In connection with any such removal, Subtenant shall immediately and at its expense, repair and restore the Subleased Premises to the condition existing prior to installation and repair any damage to the Subleased Premises or the Building due to such removal.

     14.02 Notwithstanding anything to the contrary set forth in 14.01 above, all movable partitions, business and trade fixtures, and office equipment, to the extent installed in the Subleased Premises by or for the account of Subtenant without expense to Sublessor and removable without structural damage to the Building or the Subleased Premises, and all furniture, furnishing and other articles of movable personal property owned by Subtenant and located in the Subleased Premises (herein sometimes collectively called "Subtenant's property" or "property of Subtenant") shall be and shall remain the property of Subtenant and may be removed by Subtenant at any time during the Term; provided that if any of Subtenant's property is removed, Subtenant shall repair or pay the cost of repairing any damage to the Subleased Premises or to the Building resulting from the installation and/or removal thereof.

     14.03 At or before the Expiration Date (or within 10 days after any earlier termination of this Sublease) Subtenant, at its expense, shall remove from the Subleased Premises all of Subtenant's property, and Subtenant shall repair any damage to the Subleased Premises or the Building resulting from any installation and/or removal thereof.

     14.04 After Subtenant vacates the Subleased premises, any items of Subtenant's property which shall remain in the Subleased Premises may at the option of Sublessor, be deemed to have been abandoned, and in such case such items may be retained by Sublessor as its property or disposed of by Sublessor, without accountability, in such manner as Sublessor shall determine, at Subtenant's sole cost and expense.

     14.05 The provisions of this Section 14 shall survive the Expiration Date or earlier termination of the Term.

SECTION 15.  ACCESS, NAME OF BUILDING, AND SIGNS
------------------------------------------------

     15.01 Except for the space within the inside surfaces of all exterior walls bounding the Subleased Premises, hung ceilings, floors, exterior windows and doors bounding the Subleased Premises, all of the remaining portions of the Building, including, without limitation, exterior walls, core corridor walls and doors and any corridor entrance, any space located within or adjacent to the Subleased Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Subleased Premises for the purposes of operation, maintenance and repair, are reserved to Sublessor and Landlord and persons authorized by Sublessor or Landlord. Sublessor reserves the right, and Subtenant shall permit Sublessor and persons authorized by Sublessor, to install, erect, use and maintain pipes, shafts, ducts and conduits in and through the Subleased Premises.

     15.02 Sublessor and persons authorized by Sublessor shall have the right to enter and/or pass through the Subleased Premises at any time or times upon such notice as is reasonable under the circumstances (it being agreed that one
(1) Business Day's notice shall always be deemed to be reasonable notice and that no notice need be given in an emergency) (i) to examine the Subleased Premises and to show them to Landlord and to actual and prospective purchasers, mortgagees or lessees of the Building (ii) to make such repairs, alterations, additions and improvements in or to the Subleased Premises and/or to the Building or to its facilities and equipment as Sublessor is or persons authorized by Sublessor are required or reasonably desire to make, and (iii) to read any utility meter or submeter located therein. Sublessor and any authorized persons shall be allowed to take all materials into and upon the Subleased Premises that may be required in connection therewith, without any liability to Subtenant (except to the extent of Sublessor's gross negligence or willful misconduct) and without any reduction of Subtenant's covenants and obligations hereunder.

     15.03 During the time period of six (6) months prior to the Expiration Date, Sublessor and persons authorized by Sublessor may exhibit the Subleased Premises to prospective tenants in accordance with 15.02 above.

     15.04 To the extent Sublessor shall deem necessary or desirable, Sublessor reserves the right, at any time, without it being deemed a constructive eviction and without incurring any liability to Subtenant therefor, or affecting or reducing any of Subtenant's covenants and obligations hereunder, to make or permit to be made such changes, alterations, additions and improvements in or to the Land, the Building, and the fixtures and equipment thereof, as well as in or to the street entrances, doors, halls, passages, lavatories, facilities, parking lots, walkways, landscaped areas and other public part thereof provided that Subtenant's access to the Subleased Premises is not materially adversely affected or impeded by such changes, alterations, additions or improvements.

     15.05 Sublessor reserves the right to change the address of the Building and/or to place signs above the entrances to the Building at any time and from time to time. Neither this Sublease nor any use by Subtenant shall give Subtenant any easement or other right in or to the use of any door, parking lot or any passage or any plaza connecting the Building with any other building or to any public or private conveniences, and the use of such doors, parking lots, passages, plazas and conveniences may without notice to Subtenant, be regulated or discontinued at any time by Sublessor (except if expressly set forth to the contrary herein).

     15.06 If Subtenant shall not be personally present to open and permit an entry into the Subleased Premises at any time when for any reason an entry therein shall be necessary by reason of fire or other emergency, Sublessor or Landlord or its or their agents may forcibly enter the same without rendering Sublessor or Landlord or its or their agents liable therefor and without in any manner affecting the obligations and covenants of this Sublease.

     15.07  (i)   In no event shall Subtenant, without Sublessor's prior written consent in each instance (and Landlord's prior written consent, if required), place or affix any signs or devices of any kind on the exterior of the Building, or within or upon the Subleased Premises or the Building such that same are visible from the outside of the Building or the Subleased Premises. Any such consents to signs and/or devices shall be of the size, color, design and location designated and approved by Sublessor (and Landlord if required) in writing.

            (ii) Any such consented to signs and devices shall be placed or affixed at Subtenant's sole cost and expense and shall be in conformity with all applicable laws, codes, permits, ordinances and regulations. Subtenant, at its sole cost and expense, shall remove such signs and/or devices at the expiration of the Term (or earlier termination of this Sublease) and shall repair any damage resulting from the installation, maintenance or removal thereof. Subtenant shall hold Sublessor and Landlord harmless from any claims or liability that may arise by virtue of the installation, maintenance or removal of any such signs and/or devices

SECTION 16.  ASSIGNMENT, MORTGAGING, SUBLETTING, ETC.
----------------------------------------------------

     16.01 Subtenant shall not voluntarily or involuntarily (a) assign or otherwise transfer this Sublease or the estate hereby granted, (b) sublet the Subleased Premises (c) allow the Subleased Premises to be used or occupied by others, or (d) mortgage, pledge or encumber this Sublease or the Subleased Premises or any part thereof, without, in each instance, obtaining the prior written consent of Sublessor, (and if required by the Lease, Landlord) except as otherwise expressly provided in this Section 16.

            The sale, assignment, transfer, pledge or issuance of shares of any corporation which is the Subtenant hereunder or other occupant of the Subleased Premises (whether by sub-sublease or assignment of this Sublease) which at one time or in the aggregate results in a reduction of the holdings of the shareholders of such corporation (on the date hereof or the date such corporation first became the Subtenant or occupant of the Subleased Premises, as appropriate) to less than 51% of the shares in such corporation shall be deemed an assignment of this Sublease. The transfer, sale, pledge, issuance or assignment of partnership interests in any partnership which is the Subtenant hereunder or other occupant of the Subleased Premises (whether by sub-sublease or assignment of the Sublease) which at one time or in the aggregate results in a reduction of the holdings of the partners of such partnership (on the date hereof or the date such partnership first became the Subtenant or occupant of the Subleased Premises, as appropriate) to less than 51% of the ownership interests in such partnership shall be deemed an assignment of this Sublease.

     16.02 The provisions of Section 16.01 hereof shall not apply to (a) an assignment to a corporation into or with which Subtenant is merged or consolidated or to an entity to which substantially all of Subtenant's assets are transferred (provided such merger, or consolidation or transfer of assets is for a good business purpose and not principally for the purpose of transferring this Sublease or the leasehold estate created hereby, and provided further, that the resultant corporation or the assignee, as the case may be, has a net worth at least equal to or in excess of the net worth of Subtenant immediately prior to such merger, or consolidation or transfer) or (b) an assignment to an Affiliated Entity, provided such assignment is for a good business purpose and not principally for the purpose of avoiding the application of Section 16.01 of this Sublease. As used in this Section 16.02, an "Affiliated Entity" means a corporation controlled by, controlling or under common control with the Subtenant. A corporation, for this purpose, shall not be deemed controlled by another unless at least fifty-one (51%) percent of its voting stock is owned both beneficially and of record by such other.

     16.03 Any assignment, subletting or transfer, whether made with Sublessor's consent as required by Section 16.01 or without Landlord's or Sublessor's consent pursuant to Section

16.02, shall be made only if, and shall not be effective unless and until all of the following shall have been fulfilled at least thirty (30) days prior to the effective date of the contemplated assignment or subletting:

               (a) Subtenant shall furnish Sublessor with the name and business address of the proposed subtenant or assignee, information with respect to the nature and character of the proposed Subtenant's or assignee's business or activities, and current financial information with respect to net worth, credit and financial responsibility of the proposed subtenant or assignee;

               (b) In the case of an assignment, Subtenant shall deliver to Sublessor an executed counterpart thereof, and all ancillary agreements with the proposed assignee (including all documents from which the considerations to be received by Subtenant referred to in Section 16.07 hereof can be ascertained);

               (c) In the case of a contemplated subletting, Subtenant shall deliver to Sublessor, an executed counterpart of the proposed sublease and all ancillary agreements with the proposed sublessee (including all documents from which the considerations to be received by Subtenant referred to in Section
16.07 hereof can be ascertained);

               (d) In the case of an assignment, the assignee shall execute, acknowledge and deliver to Sublessor a recordable agreement, in form and substance reasonably satisfactory to Sublessor, whereby the assignee shall assume and agree to fulfill the obligations and performance of this Sublease and the assignment and agree to be personally bound by and upon the covenants, agreements, terms, provisions and conditions hereof on the part of Subtenant to be performed or observed and whereby the assignee shall agree that the provisions of Section 16.01 hereof shall, notwithstanding such an assignment or transfer, continue to be binding upon it in the future;

               (e) Each sublease or assignment referred to in clauses (b) and
(c) of this Section 16.03 shall specifically state that (i) it is subject to all of the terms, covenants, agreements, provisions, and conditions of this Sublease, (ii) the Subtenant or Assignee, as the case may be, will not have the right to a further assignment thereof or sublease thereunder, or to allow the Subleased Premises to be used by others, without the consent of Sublessor (and if required by the Lease, the Landlord) in each instance, (iii) a consent by Sublessor thereto shall not be deemed or construed to modify, amend or affect the terms and provisions of this Sublease, or Subtenants's obligations hereunder, which shall continue to apply to the Subleased Premises, and the occupants thereof, as if the sublease or assignment had not been made, (iv) if Subtenant defaults in the payment of any Fixed or Additional Rent, Sublessor is authorized to collect any rent due or accruing from any assignee, subtenant or other occupant of the Subleased Premises and to apply the net amounts collected to the Fixed Rent or Additional Rent, (v) the receipt by Sublessor of any amounts from an assignee or subtenant, or other occupant of any part of the Subleased Premises shall not be deemed or construed as releasing Subtenant from Subtenant's obligations hereunder or the acceptance of that party as a direct tenant.

     16.04 The liability of Subtenant, and the due performance by Subtenant of the obligations on its part to be performed under this Sublease, shall not be discharged, released or impaired in any respect by an agreement or stipulation made by Sublessor or any grantee or assignee of Sublessor, by way of mortgage or otherwise, extending the time of or modifying any of the obligations contained in this Sublease, or by any waiver or failure of Sublessor to enforce any of the obligations on Subtenant's part to be performed under this Sublease, and Subtenant shall continue to be liable hereunder.

     16.05 Sublessor shall not unreasonably withhold or delay its consent to a subletting of the Subleased Premises for substantially the remainder of the Term, provided:

           (a) The proposed Subtenant is a party whose reputation, financial net worth, credit and financial responsibility is, considering the responsibilities involved, reasonably satisfactory to Sublessor.

           (b) The nature and character of the proposed Subtenant, its business or activities and intended use of the Subleased Premises is, in Sublessee's judgment, in keeping with the standards of the Building and the area in which the Building is located and does not conflict with the provisions of Section
2.01 of this Sublease;

           (c) No such subletting shall constitute or cause (with or without notice or lapse of time or otherwise) a default under any mortgage; and

           (d) Subtenant shall have complied with all of the provisions of
Section 16.03 and Sublessor shall not have made any of the elections provided for in Section 16.07.

     16.06 Subtenant shall pay to Sublessor, as Additional Rent:

           (a) in the case of an assignment, an amount equal to all sums and other considerations paid to Subtenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Subtenant's federal income tax returns); and

           (b) in the case of a sublease, any rents, additional charges or other consideration payable under the sublease to Subtenant (including, but not limited to, sums paid for the sale or rental of Subtenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Subtenant's federal income tax returns, which are in excess of the Fixed Rent for the Subleased Space that Subtenant is then paying Sublessor in accordance with this Sublease.

     The sums payable under Subdivisions (a) and (b) preceding shall be paid to Sublessor as and when paid by the subtenant to Subtenant.

     Subtenant shall furnish Sublessor with a written statement, semi-annually, certified by Subtenant, from which the additional rent to which Sublessor may be entitled by reason of the application of Subdivisions (a) and (b) preceding can be determined. Subtenant shall keep books of account in accordance with generally accepted accounting principles consistently applied and supporting material relating to the matters reflected in Subdivisions (a) and (b) preceding, and shall make the same available to Sublessor at all reasonable times for inspection at the Subleased Premises for the purpose of verifying any statement furnished or to be furnished by Subtenant. Sublessor shall have the right to delegate this inspection to a duly authorized representative and, in addition, may make such copies thereof as it reasonably requires, but only for the purposes enumerated in this Section.

     16.07 Notwithstanding anything to the contrary contained in this Sublease, in the event Subtenant desires to assign or otherwise transfer this Sublease or sublet the Subleased Premises, Sublessor shall have the right (a) in the case of an assignment other than to an "Affiliated Entity", to cancel this Sublease and
(b) in the case of a subletting other than to an "Affiliated Entity", to recapture the Subleased Premises by giving Subtenant written notice thereof within 30 days after Subtenant has fulfilled all its obligations pursuant to this Section 16 hereof. Such cancellation or recapture as the case may be shall become effective as of the effective date of the contemplated assignment or subletting.

SECTION 17 COMPLIANCE WITH LAWS
-------------------------------

     17.01 Subtenant, at Subtenant's sole cost and expense, shall in a prompt and diligent manner and on a timely basis, comply with all present and future laws, ordinances, orders, codes, permits and regulations of Federal, State, County, and Municipal authorities, and with all directions, pursuant to law, of all public officers which shall impose any compulsory and enforceable duty upon Landlord, Sublessor or Subtenant with respect to the Subleased Premises or the use or occupancy thereof. If a structural change, addition or repair is required for such compliance, and if such change, addition or repair is not required because of Landlord's or Sublessor's failure to comply with then applicable laws at time of construction, Subtenant shall promptly modify its use to obviate the requirement of such change or inform Sublessor thereof (in which event Sublessor may, on Subtenant's behalf make such change, addition or repair). In such later event, Subtenant shall pay to Sublessor, as Additional Rent, in equal monthly installments from the date of the completion of such structural change, addition or repair and until the expiration of the Term, a sum equal to either: (i) that fraction of the cost of such change, addition or repair of which the numerator is the number of months from the date of completion of such change, addition or repair until the expiration of the Term, and the denominator is the number of months of the "useful life" based on the applicable guideline issued by U.S. Internal Revenue Service for straight-line (unaccelerated) depreciation of such change, addition or repair for tax purposes (if the "useful life" is not less than the time then remaining in the Term); or (ii) the full cost of such change, addition or repair if the "useful life" is less than the time then remaining in the Term.

     17.02 Except as otherwise provided in this Sublease, Subtenant agrees to fully comply with, and not to take action or fail to take any action which shall or may result in a violation of the Comprehensive Environmental Response Compensation Liability Act or the Resource Conservation and Recovery Act or any other Federal, State or local statute, regulation, law or ordinance generally considered as having environmental implication or significance, or any statute which shall be a successor to, or in lieu of, any of the foregoing. In the event any lien shall be asserted against Landlord, Sublessor, any property of Landlord or Sublessor or the Subleased Premises in connection with any such statute and as a result of any such act or omission by Subtenant, Subtenant covenants and agrees to immediately discharge such lien, or cause the same to be discharged, so that such lien shall no longer be asserted against Landlord or Sublessor or the Subleased Premises or against any other property of Landlord or Sublessor, as the case may be. Sublessor represents that there shall be no condition existing on the Subleased Premises upon the Commencement Date nor shall Sublessor cause any condition thereafter which may result in a violation of the Comprehensive Environmental Response Compensation Liability Act or the Resource Conservation and Recovery Act or any other Federal, State or local statute, regulation, law or ordinance generally considered as having environmental implication or significance, or any statute which shall be a successor to, or in lieu of any of the foregoing.

     17.03 Subtenant shall give prompt written notice to Sublessor of any notice it receives of the violation of any law with respect to the Subleased Premises.

SECTION 18 SUBORDINATION
------------------------

     18.01 (i) This Sublease is and shall remain subject and subordinate to (a) the Lease and the terms and provisions thereof, (b) all matters to which the Lease is now or hereafter subordinate or subject to and (c) all mortgages which may now or hereafter affect all or any portion of the Building and to all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder [(a), (b) and (c) are collectively referred to herein as "Superior Instruments"]. This Section 18.01 shall be self-operative, and no further instrument of subordination shall be required. In confirmation of such subordination, Subtenant shall, upon Sublessor's request, promptly execute, acknowledge and deliver any instrument that any holder of a Superior Instrument may request to confirm such subordination. Sublessor, however, shall endeavor to obtain from any current or future mortgagees its standard non-disturbance and attornment agreement.

     18.02 Without limiting any of the provisions of this Sublease, in the event that the holder of a Superior Instrument or its assigns shall succeed to the interest of Sublessor, then, at such holder's (or its assigns') option, this Sublease shall nevertheless continue in full force and effect and Subtenant shall and does hereby agree to attorn to such holder or its assigns, and to recognize such holder, or its assigns as Sublessor, except that such holder as successor Sublessor shall not be (i) bound by any payments of rent, for more than one (1) month in advance, (ii) required to perform any portion of the Sublessor's Work, (iii) responsible for any monies owed to Subtenant by Sublessor, or (iv) subject to any credits, offsets, claims or counterclaims which Subtenant may have against Sublessor.

     18.03 Subtenant shall, at any time upon not less than ten (10) days prior notice by Sublessor, execute, acknowledge and deliver to Sublessor a statement in writing certifying that this Sublease is in full force and effect and unmodified (or, if modified, stating the modifications), and the dates to which Fixed Rent, Additional Rent and other charges have been paid in advance, if any, and stating whether or not, to the best knowledge of Subtenant, Sublessor is in default under this Sublease and, if so, specifying each such default, and any other statements reasonably requested by Sublessor or the holder of any Superior Instrument, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of the Land and/or the Building or any interest or estate therein, any mortgagee or prospective mortgagee thereof or any prospective assignee of any such mortgage. Subtenant agrees at any time to enter into reasonable modifications of this Sublease requested by the holder of any Superior Instrument; provided, however, that no such modifications shall (i) increase the rent reserved herein, (ii) shorten the Term, (iii) adversely affect Subtenant's ability to use or occupy all of the Subleased Premises or (iv) diminish Subtenant's rights hereunder.

     18.04 Subtenant shall promptly furnish to Sublessor all financial information and other information concerning Subtenant (if available) reasonably required by any institutional mortgagee to whom Sublessor or Landlord applies for mortgage financing on the Building, and Subtenant shall execute any documents reasonably required by such mortgagee. Subtenant shall be under no obligation to furnish such information unless Sublessor and any such institutional mortgagee shall agree in advance in writing to treat all such information received from Subtenant as confidential, and not to disclose or use the same except for the sole purpose of mortgage financing on the Building.

     18.05 If required by the provisions of any Superior Instrument of all or any portion of the Building, and provided the name and address of any holder of each such mortgage have been provided to Subtenant, Sublessor and Subtenant, without first obtaining the written consent of the holder of any such mortgage, shall not enter into any agreement, the effect of which would be to: (i) modify, cancel, terminate or surrender this Sublease except as provided in this Sublease; (ii) grant any concessions in respect thereof; (iii) reduce the Fixed Rent or Additional Rent or require the prepayment of any Fixed Rent or Additional Rent in advance of the due date thereof; (iv) create any offsets or claims against Fixed Rent or Additional Rent; or (v) assign in whole or in part any of the Fixed Rents or Additional Rents therefrom or Subtenant's interest in this Sublease or sublet the whole in any portion of the Subleased Premises, except as provided in this Sublease.

     18.06 Subtenant shall not be entitled to assert against the holder of any Superior Instrument (in its capacity as successor Sublessor on account of foreclosure or acceptance of a deed in lieu of foreclosure, should such holder, ever assume such capacity) any claim or liability based on events which have occurred or shall occur before such holder becomes the Sublessor hereunder, if ever.

     18.07 In the event of any act or omission by Sublessor which would give Subtenant the right to terminate this Sublease or to claim a partial or total eviction, Subtenant shall not exercise such right until (i) it shall have given written notice, by certified or registered mail, of such act or omission to the holder of any Superior Instrument whose name and address shall have been furnished to Subtenant in writing, at the last address so furnished, and (ii) fifteen (15) days shall have elapsed following the giving of such notice, and then only if following the giving of such notice, Sublessor or said holder shall not, with reasonable diligence, have commenced and continued to remedy such act or omission or to cause the same to be remedied.

SECTION 19 PROPERTY LOSS, DAMAGE, REIMBURSEMENT
-----------------------------------------------

     Except as otherwise provided in this Sublease, neither Sublessor nor its employees, officers, directors, contractors, invitees, licensees or agents shall be liable for any loss of or damage to any property belonging to Subtenant or any other occupant of the Subleased Premises, whether such loss or damage is occasioned by fire, casualty, theft or otherwise. Neither Sublessor nor its employees, officers, directors, contractors, invitees, licensees or agents shall be liable for any injury or damage to persons, property, or business resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the gross negligence or willful misconduct of Sublessor, its employees, officers, directors, contractors, invitees, licensees or agents, nor shall Sublessor be liable for any such damage caused by other tenants, subtenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work. Subtenant shall reimburse and compensate Sublessor, as Additional Rent, for all damages or fines sustained or incurred by Sublessor due to non-performance or non-compliance with or breach or failure to observe any term, covenant or condition of this Sublease upon Subtenant's part to be kept, observed, performed and complied with.

SECTION 20 CERTIFICATE OF OCCUPANCY
-----------------------------------

     Subtenant will not at any time use or occupy (or allow the use or occupancy of) the Subleased Premises in a manner which is or is likely to be in violation of the certificate of occupancy issued for the Subleased Premises.

SECTION 21 DEFAULT
------------------

     21.01 Upon the occurrence at any time prior to or during the Term, of any one or more of the following events ("Events of Default"):

            (i) if Subtenant shall default in the payment when due of any installment of the Fixed Rent or Additional

Rent and such default shall continue for a period of ten (10) days after notice thereof; or (ii) if Subtenant shall default in the observance or performance of any term, covenant or condition of this Sublease on Subtenant's part to be observed or performed (other than the covenants for the payment of Fixed Rent and Additional Rent) and Subtenant shall fail to remedy such default within thirty (30) days after notice thereof by Sublessor, provided, that if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days, if Subtenant shall not commence within said period of thirty (30) days, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default prior to (a) a reasonable period of time, (b) the imposition of any penalty or other liability by any governmental authority, or (c) said event constituting a default under a Superior Instrument; or (iii) if Subtenant shall file a voluntary petition in a bankruptcy or insolvency, or shall be adjudicated a bankrupt or become insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future Federal bankruptcy act or any other present or future applicable Federal, State or other statute or law, or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiescence in the appointment of any trustee, receiver or liquidator of Subtenant or of all or a portion of the assets of Subtenant; or (iv) if Subtenant's interest in this Sublease shall devolve upon or pass to any person, whether by operation of law or otherwise, in violation of the provisions of this Sublease; then, Sublessor, at any time thereafter, at Sublessor's option, may give Subtenant a three (3) day notice of termination of this Sublease and, in the event such notice is given, this Sublease and the Term shall come to an end and expire (whether or not the Term shall have commenced) upon the expiration of said three (3) days with the same effect as if the date of expiration of said three (3) days were the Expiration Date, but Subtenant shall remain liable for damages as provided in Section 23 of this Sublease.

SECTION 22  REMEDIES
--------------------

     22.01  In addition to all of the remedies available to Sublessor under
Section 21, during the continuance of an Event of Default, Sublessor may, with or without terminating this Sublease pursuant to Section 21, exercise one or more of the following remedies:

            (i) Sublessor and its agents and servants may immediately, or at any time after such default or after the date upon which this Sublease and the Term shall expire and come to an end, re-enter the Subleased Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceedings or otherwise as permitted by law, and may repossess the Subleased Premises and dispossess Subtenant and any other occupants from the Subleased Premises and remove any and all of their property and effects from the Subleased Premises; and

            (ii) Sublessor, at Sublessor's option, may relet the whole or any part or parts of the Subleased Premises from time to time, either in the name of Sublessor or otherwise, to such party or parties, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free periods, as Sublessor, in its discretion, may determine. Sublessor shall have no obligation to relet the Subleased premises or any part thereof and shall in no event be liable for refusal or failure to relet the Subleased Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Subtenant of any liability under this Sublease or otherwise to affect any such liability. Sublessor, at Sublessor's option, may make such repairs, replacements, alterations, additions, improvments, decorations and other physical changes in and to the Subleased Premises as Sublessor, in its discretion, deems advisable or necessary in connection with any such reletting or proposed reletting, without relieving Subtenant of any liability under this Sublease or otherwise affecting any such liability.

     22.02 In the event a breach or threatened breach by Subtenant, or by any persons claiming through or under Subtenant, of any term, covenant or condition of this Sublease on such party's part to be observed or performed, Sublessor shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Sublease for such breach.

The right to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Sublessor from invoking any other remedy allowed at law or in equity.

     22.03 If Subtenant shall default in the payment when due of any installment of Fixed Rent or Additional Rent for more than five (5) days after the same becomes due and payable, then Subtenant shall pay Sublessor a later charge of five ($.05) cents for each dollar ($1.00) of such Fixed Rent or Additional Rent not paid when due. Such late charge shall be without prejudice to any of Sublessor's rights and remedies hereunder or at law for non-payment of rent and shall be in addition thereto.

     22.04 If Subtenant shall fail to pay (i) any installment of Fixed Rent or Additional Rent within five (5) days after the same becomes due and payable, Subtenant shall pay interest thereon at the Rate calculated on the basis of the actual days elapsed and based on a 360-day year, from the date on which such installment or payment is due to the date of payment thereof, and such interest shall be deemed to be Additional Rent.

SECTION 23 DAMAGES
------------------

     23.01 If this Sublease and the Term shall expire and come to an end as provided in Section 21 or by or under any summary proceedings or any other action or proceedings, or if Sublessor shall re-enter the Subleased Premises as provided in Section 22 or by or under summary proceeding or any other action or proceedings, then, in any of said events:

            (i) Subtenant shall pay to Sublessor all Fixed Rent, Additional Rent and other charges payable under this Sublease by Subtenant to Sublessor to the date upon which this Sublease and the Term shall have expired and come to an end or to the date of re-entry upon the Subleased Premises by Sublessor, as the case may be; and

            (ii)   Subtenant shall also be liable for and
shall pay to Sublessor, as damages, any deficiency (referred to as "Deficiency") between the Fixed Rent and Additional Rent reserved in this Sublease for the period which otherwise would have constituted the unexpired portion of the Term, and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 23.01 for any part of such period (first deducting from the rents collected under any such reletting all of Sublessor's expenses in connection with the termination of this Sublease or Sublessor's re-entry upon the Subleased Premises and such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs and other expenses of preparing the Subleased Premises for such reletting). Any such Deficiency shall be paid in monthly installments by Subtenant on the days specified in this Sublease for payment of installments of Fixed Rent. Sublessor shall be entitled to recover from Subtenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Sublessor's right to collect the Deficiency for any subsequent month by a similar proceeding; or

               (iii) At any time after the Term shall have expired and come to an end or Sublessor shall have re-entered upon the Subleased Premises, as the case may be, whether or not Sublessor shall have collected any Deficiency as aforesaid, Sublessor shall be entitled to recover from Subtenant, and Subtenant shall pay to Sublessor, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the Fixed Rent and Additional Rent reserved in this Sublease for the period which otherwise would have constituted the unexpired portion of the Term exceeds the fair and reasonable rental value of the Subleased Premises for the same period. If, before presentation of proof of such, the Subleased Premises, or any part thereof, shall have been relet by Sublessor in an "at arms length" transaction, for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part of the whole of the Subleased Premises to relet during the term of the reletting. Subtenant's payment of liquidated and agreed final damages as hereinabove provided shall be reduced by the rent actually received by Sublessor upon such reletting.

     23.02 Subtenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the rent reserved in this Sublease. Solely for the purposes of the Section 23, the terms Fixed Rent as used in Section 23 shall mean the Fixed Rent in effect immediately prior to the date upon which this Sublease and the Term shall have expired and come to an end, or the date of re-entry upon the subleased Premises by Sublessor, as the case may be, plus any additional Rent, pursuant to the provisions of Section 5 payable for the Lease Year immediately preceding such event (or if less than twelve (12) months have elapsed since the Commencement Date, all of the calendar months immediately preceding such termination, as annualized to reflect a full calendar year). Nothing contained in Sections 21 or 22 or this Section 23 shall be deemed to limit or preclude the recovery by Sublessor from Subtenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Sublessor may be entitled in addition to the damages set forth in this Section 23.

SECTION 24 RELEASE; INDEMNITY
-----------------------------

     24.01 Neither Sublessor nor Sublessor's officers, directors, employees, agents or contractors (disclosed or undisclosed) shall be liable to Subtenant or Subtenant's officers, directors, employees, agents, contractors, invitees or licensees or any other occupant of the Subleased Premises except for their gross negligence or willful misconduct. Subtenant shall, subject to the waiver and release described in 11.06, save Sublessor, Sublessor's officers, directors, employees, agents and contractors and the holder of any Superior Instrument, and their respective officers, directors, employees, agents and contractors harmless from any loss, cost, liability, claim, damage, expense (including, without limitation, reimburseable attorneys' fees and disbursements), penalty or fine incurred in connection with or arising during the Term or during any period while Subtenant is in occupancy of any part of the Subleased Premises and resulting from an injury to Subtenant or to any other person or for any damage to, or loss (by theft or otherwise) of, any of Subtenant's property or of the property of any other person, irrespective of the cause of such injury, damage or loss (including the acts or negligence of any tenant, subtenant or other occupant of the Building, or of any owners or occupants of adjacent or neighboring property or caused by operations in construction of any private, public or quasi-public work) unless due to the gross negligence or willful misconduct of Sublessor, its officers, directors, employees, agents and contractors, invitees or licensees, provided that even if due to such parties' gross negligence or willful misconduct, Subtenant waives, to the full extent permitted by law, any claim for damages resulting from loss of business or profit.

     24.02 Subtenant hereby indemnifies and agrees to hold harmless Sublessor, its officers, directors, employees, agents and contractors and the holder(s) of any Superior Instruments(s) from and against any loss, cost, liability, claim, damage, expense (including, without limitation, attorney's fees and disbursements), penalty or fine suffered or incurred in connection with or arising from (i) a default by Subtenant in the performance of any of the terms of this Sublease on Subtenant's part to be performed, (ii) the use or occupancy or manner of use or occupancy or maintenance of the Subleased Premises, to the extent such maintenance is Subtenant's obligation hereunder, and (iii) any acts, omissions or negligence of Subtenant, or the officers, directors, employees, agents, invitees, subtenants, assignees or licensees of Subtenant or of any such person, in or about the Subleased Premises either prior to, during or after the expiration of the Term.

     24.03 In case any action or proceeding be brought against Sublessor or an employee or agent of Sublessor by reason of any of the foregoing, Subtenant, upon notice from Sublessor, shall defend such action or proceeding by counsel chosen by Subtenant who shall be satisfactory to Sublessor. Subtenant or its counsel shall keep Sublessor fully apprised at all times of the status of such defense and shall not settle same without the written consent of Sublessor.

SECTION 25 NO WAIVER
--------------------

     No act or thing done by Sublessor or Sublessor's employees, directors, officers, agents, guests or invitees during the Term shall be deemed an acceptance of a surrender of the Sublease Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Sublessor. No employee of Sublessor or of Sublessor's agents shall have any power to accept the keys to the Subleased Premises prior to the termination of this Sublease. The delivery of keys to any agent or employee of Sublessor shall not operate as a termination of this Sublease or a surrender of the Subleased Premises. In the event of Subtenant at any time desiring to have Sublessor underlet the Subleased Premises for Subtenant's account, Sublessor or Sublessor's agents are authorized to receive said keys for such purposes without releasing Subtenant from any of the obligations under this Sublease, and Subtenant hereby relieves Sublessor of any liability for loss of or damage to any of Subtenant's effects in connection with such subletting. The failure of either party to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Sublease, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Sublessor of any Fixed Rent or Additional Rent with knowledge of the breach of any covenant, term or provision of this Sublease shall not be deemed a waiver of such breach. No covenant, term or provision of this Sublease shall be deemed to have been waived by either party unless such waiver be in writing signed by such party. No payment by Subtenant or receipt by Sublessor of a lesser amount than the Fixed Rent or Additional Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated amount then owing, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Sublessor may accept such check or payment without prejudice to Sublessor's right to recover the balance of Fixed Rent or Additional Rent or to pursue any other remedy in this Sublease or as provided at law. No payment by Subtenant shall prejudice Subtenant's right to assert any rights thereafter.

SECTION 26  WAIVER OF TRIAL BY JURY; COUNTERCLAIMS
--------------------------------------------------

     To the fullest extent such waiver is permitted by law, Sublessor and Subtenant herby waive trial by jury in any action, proceeding or counterclaim brought by Sublessor or Subtenant against the other on any matter whatsoever arising out of or in any way connected with this Sublease, the relationship of Sublessor and Subtenant, the use or occupancy of the Subleased Premises by Subtenant or any person claiming through or under Subtenant, any claim of injury or damage, and any emergency or other statutory remedy. The provisions of the foregoing sentence shall survive the expiration or any sooner termination of the Term. If Sublessor commences any summary proceeding for nonpayment of rent or otherwise to recover possession of the Subleased Premises, Subtenant agrees not to interpose any counterclaim of any nature or description in any such proceeding, unless the right to assert such counterclaim would thereby be waived, diminished or prejudiced.

SECTION 27  INABILITY TO PERFORM
--------------------------------

     If, by reason of strike or other labor dispute, fire or other casualty (or reasonable delays in adjustment of insurance), accident, order or regulation of any Federal,State, County or municipal authority, or any other cause beyond Sublessor's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Sublessor is unable to fulfill or is delayed in fulfilling any of Sublessor's obligations under this Sublease or any collateral instrument, then for a period of time equal to the time period of such inability or delay, no such inability or delay shall constitute an actual or constructive eviction, in whole or in part, or impose any liability upon Sublessor or its officers, directors, employees, agents, contractors or invitees by reason of inconvenience or annoyance, or injury to or interruption of the business or otherwise, nor shall any such delay or inability to perform on the part of Sublessor in anyway affect this Sublease and the obligation of Subtenant to pay Fixed Rent and Additional Rent hereunder, and the obligation of Subtenant to perform all of the other covenants and agreements to be performed by it pursuant to the Terms hereof.

SECTION 28 SUCCESSORS, ASSIGNS, ETC.
------------------------------------

     The covenants, conditions and agreements contained in this Sublease shall bind and inure to the benefit of Sublessor and Subtenant and their respective and permitted heirs, distributees, executors, administrators, successors and assigns.

SECTION 29 RULES AND REGULATIONS
--------------------------------

     Subtenant shall comply with all rules and regulations promulgated by Sublessor for the orderly operation of the Building and the Land including, without limitation, those set forth on Schedule A hereof and all replacements, modifications and additions thereto, so long as such replacements, additions or modifications were furnished to Subtenant and do not contradict with the express terms of this Sublease. Nothing contained in this Sublease shall be construed or impose upon Sublessor any duty or obligation to Subtenant to enforce the Rules and Regulations or the terms, covenants and conditions in any other lease or sublease, as against any other tenant, and Sublessor shall not be liable to Subtenant for violation of the same by any other tenant or its employees, agents or visitors to Subtenant for violation of the same by any other tenant or its employees, agents or visitors.

SECTION 30 BROKER
-----------------

     Subtenant acknowledges and represents to Sublessor that no broker except Cushman & Wakefield, Inc. and Sutton & Edwards, Inc. ("Broker") is entitled to a commission or fee in connection with this Sublease transaction, and that Subtenant and its employees of management level have not viewed or have been shown Subleased Premises with any broker who is or may be entitled to a commission or fee in connection with this Sublease transaction other that Broker. Subtenant acknowledges that Sublessor is entering into this Sublease in reliance upon the foregoing acknowledgement and representation. Subtenant hereby indemnifies and agrees to hold Sublessor, its officers, directors, employees, agents and contractors harmless from and against any and all loss, cost, liability, damage, expense (including, without limitation, attorneys' fees and disbursements), penalty or fine suffered as a result of a breach of the foregoing representations. Subtenant agrees to cooperate with Sublessor and to provide testimony in any action or proceeding brought against Sublessor based upon a claim by a broker for a commission or fee in connection with this Sublease transaction. Sublessor agrees to pay the commission earned by Broker pursuant to a separate agreement.

SECTION 31 CAPTIONS
-------------------

     The captions throughout and the index at the beginning of this Sublease are included only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Sublease nor the intent of any provisions thereof.

SECTION 32 RECOVERY FROM SUBLESSOR, SUBLESSOR'S CONSENT
-------------------------------------------------------

     32.01 Anything contained in this Sublease to the contrary notwithstanding, Subtenant agrees to look solely to the estate and property of Sublessor in the Building for the satisfaction of Subtenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Sublessor in the event of any default or breach by Sublessor with respect to any of the terms, covenants and/or conditions of this Sublease to be observed and/or performed by Sublessor, subject, however, to the prior rights of the holder of any Superior Instrument; and except as provided above no other property or assets of Sublessor or its shareholders, officers, directors, or employees, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Subtenant's remedies.

     32.02 With respect to any provision of this Sublease which provides for Sublessor's approval and/or consent, Subtenant, in no event, shall be entitled to make, nor shall Subtenant make any claim, and Subtenant hereby waives any claim, for money damages, nor shall Subtenant claim any money damages by way of set-off, counterclaim or defense, based upon any claim or assertion by Subtenant that Sublessor has unreasonably withheld or unreasonably delayed any such consent or approval; Subtenant's only remedy in such event being an action for injunction or specific performance.

SECTION 33 ENTIRE AGREEMENT
---------------------------

     This Sublease contains the entire agreement between the parties with respect to the subleasing of the Subleased Premises and all prior negotiations and agreements are merged herein. Neither Sublessor nor Sublessor's agent or representative has made any representation, statement, or promise upon which Subtenant has relied regarding any matter or thing relating to the Subleased Premises or any other matter whatsoever, except as is expressly set forth in this Sublease (including, without limitation, any statement, representation or promise as to the fitness of the Subleased Premises for any particular use, the services to be rendered to the Subleased Premises or the prospective amount of any item of Additional Rent). No oral or written statement, representation or promise whatsoever with respect to the foregoing or any other matter made by Sublessor, its agents or any broker, whether contained in an affidavit, information circular, or otherwise, shall be binding the Sublessor unless expressly set forth in this Sublease or in a separate writing delivered in connection with this Sublease or subsequent thereto. This Sublease may not be orally changed, modified or discharged, in whole or in part, and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this Sublease or any obligations under this Sublease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought.

SECTION 34 FEES AND EXPENSES
----------------------------

     If Subtenant shall default in the performance of any covenant on Subtenant's part to be performed, Sublessor may at any time during the continuance of an Event of Default, perform the same for the account of Subtenant and Subtenant shall pay the cost thereof as Additional Rent. If Sublessor at any time is compelled to pay or elects to pay any sum of money or do any act which will require the payment of any sum of money, by reason of the failure of Subtenant to comply with any provision of this Sublease, or, if Sublessor is compelled to or does incur any expense (including, without limitation, attorneys' fees and disbursements, and the cost of instituting prosecuting and/or defending any action or proceedings instituted by reason of any continuing Event of Default of Subtenant hereunder), the sum or sums so paid by Sublessor with all interest, costs and damages, shall be deemed to be Additional Rent hereunder.

SECTION 35 SURVIVAL
-------------------

     The terms, covenants and conditions of this Sublease applicable to Subtenant or Sublessor shall survive the expiration or earlier termination of the Sublease, and if any credit or setoff shall not have been fully utilized, Sublessor shall pay such amount immediately following such expiration or termination.

SECTION 36 APPLICABLE LAW
-------------------------

     This Sublease shall be construed and enforced in accordance with the laws of the State of New York and any action or court proceeding by Subtenant hereunder shall be brought and maintained only within the County of Suffolk, State of New York.

SECTION 37 HOLDOVER
-------------------

     In the event Subtenant remains in possession of the Subleased Premises after the expiration of the Term or earlier termination of this Sublease, Subtenant, at the option of Sublessor, shall be deemed to be occupying the Subleased Premises as a tenant from month to month (subject to Sublessor's right to terminate such tenancy without notice), at a monthly rental equal to two times the Fixed Rent and Additional Rent payable during the preceding twelve
(12) month period of the Term for the first three month following the expiration of the Term or earlier termination of this Sublease, and at a monthly rental equal to two and one-half (2 1/2) times the Fixed Rent and Additional Rent payable during the preceding twelve (12) month period for the fourth month following the expiration of the Term or earlier termination of this Sublease and thereafter, subject to all of the other terms of this Sublease.

SECTION 38 CONSENT TO JURISDICTION
----------------------------------

     Subtenant hereby (a) irrevocably consents and submits to the jurisdiction of any Federal, State, County or Municipal Court sitting in the State of New York in respect to any action or proceeding brought therein by Sublessor against Subtenant concerning any matters arising out of or in any way relating to this Sublease; (b) irrevocably waives personal service of any summons and complaint and consents to the service upon it of process in any such action or proceeding by the mailing of such process by registered mail, return receipt requested, to Subtenant at the Subleased Premises and hereby agrees that such service shall be deemed sufficient; (c) irrevocably waives all objections as to venue and any and all rights it may have to seek a change of venue with respect to any such act or proceeding; (d) agrees that the laws of the State of New York shall govern in any such action or proceeding and waives any defense to any action or proceeding granted by the laws of any other country or jurisdiction unless such defense is also allowed by the laws of the State of New York; and (f) agrees that any final judgment rendered against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any manner provided by law and expressly consent to the affirmation of the validity of any such judgment by the court of such other jurisdiction so as to permit execution thereon. Subtenant further agrees that any action or proceeding by Subtenant against Sublessor in respect to any matters arising out of or in any way relating to this Sublease shall be brought only in the State of New York, County of Suffolk. In furtherance of the foregoing, Subtenant hereby agrees that its address for notices given by Sublessor and service of process under this Sublease shall be the Subleased Premises.

SECTION 39 SURRENDER
--------------------

     On the expiration or other termination of this Sublease, Subtenant shall quit and surrender the Subleased Premises to Sublessor vacant and in good and broom clean condition (ordinary wear and tear excepted) in accordance with all the applicable terms and provisions of this Sublease, and Subtenant shall, at its sole costs and expense, cause all property permitted or required to be removed by Subtenant to be removed.

SECTION 40 NOTICE OF ACCIDENTS
------------------------------

     Subtenant shall give Sublessor notice of any fire, casualty or accident in or about the Subleased Premises or of defects therein or in any fixtures or equipment, promptly after Subtenant becomes aware thereof.

SECTION 41 EXTENSION OPTION
---------------------------

     41.01 Subject to 41.05 Subtenant shall have the option to extend the Original Term of this Sublease for one (1) period of three (3) years upon the terms and conditions in this Section 41. Subtenant may only exercise its option to extend if:

            (i) at the time of the exercise of such option and the commencement of any extension term, an uncured Event of Default shall not exist; and

            (ii) at the time of the exercise of such option and the commencement of any such extension term, the Subtenant named herein shall be in actual occupancy of all of the Subleased Premises.

     41.02 (i) All of the terms, provisions, covenants and conditions of this Sublease shall apply during the extension term except that (1) there will be no further privilege of extension beyond the period referred to above, (2) the word

"Expiration Date" shall mean (in addition to the meaning set forth herein) the last day of such extension term, (3) during the extension term the Fixed Rent payable by Subtenant to Sublessor shall be the fair market rental value of such leasehold as mutually agreed by the Sublessor and Subtenant, or if Sublessor and Subtenant shall fail to reach agreement within ninety (90) days after Sublessor receives written notice from Subtenant of Subtenant's election to exercise its option as provided in this Section 41, the Fixed Rent shall be the fair market rental value of the Subleased Premises determined in accordance with Section 41.03, and (4) during the extension term there will be refurbishing allowance and Section 8 of the Sublease shall be deleted.

          (ii) The fair market rental value of the Subleased Premises shall be based upon the fair and reasonable annual market rental value of the Subleased Premises as of the first day of the new term, taking into account the then current rentals of comparable space in comparable buildings in the general area of the Building, except that consideration shall also be given to any special features of the Building and its operation such as floor sizes, hours of operation, and other Building services. In addition, there shall be taken into account, on an "as is" basis, all the improvements and installations in the Subleased Premises either installed by Sublessor or installed by Subtenant and paid for in whole or in part by Sublessor (or any replacements of such improvements by Subtenant regardless of who pays for them), but not any other improvements and installations paid for by subtenant.

     41.03 Any dispute with respect to the fair market value of Subleased Premises shall be arbitrated in Suffolk County, New York, as follows: Sublessor and Subtenant shall each appoint a member of the American Institute of Real Estate Appraisers of the American Society of Appraisers or the Association of Independent Fee Appraisers having at least ten (10) years appraisal experience in Suffolk County, New York, and vicinity, to determine the fair market rental value of the Subleased Premises, and the unanimous decision of such appraisers shall be final and binding upon Sublessor and Subtenant. If the two appraisers shall be unable to reach unanimous agreement within fifteen (15) days after both appraisers have been appointed, then the two shall appoint a third appraiser who shall have like qualifications, and the three appraisers shall determine the matter submitted to them; provided, however, that if the two appraisers are unable to agree upon the appointment of a third appraiser within seven (7) days after they become obligated so to do, the parties shall apply to the President of the American Institute of Real Estate Appraisers for such appointment or in the case of failure to act for any reason, to the American Arbitration Association. A decision of a majority of said appraisers shall be final and binding upon Sublessor and Subtenant. Sublessor and Subtenant shall each pay the fees and expenses of the appraiser appointed by and for such party, and all other necessary expenses and costs to satisfy the procedure outlined in this
Section 41, including, without limitation, the fees and expenses of the third appraiser, shall be borne equally by Sublessor and Subtenant. If either party shall fail to appoint the second appraiser within fifteen (15) days after the other party shall have appointed the first appraiser and given notice of such appointment to the first party, the first appraiser shall alone determine such fair market rental value.

     41.04 Subtenant shall, if at all, exercise its right to any such extension by notifying Sublessor in writing of Subtenant's election to exercise such option not later than 270 days prior to the Expiration Date. Time shall be of the essence in connection with said election and notice thereof and in the event Subtenant fails to so do as provided above, Subtenant's option shall conclusively be deemed abandoned. Upon the giving of such notice, this Sublease shall be deemed extended for the specified period, subject to the provisions of this Section 41, without execution of any further instrument, except that Sublessor and Subtenant shall execute an Amendment to this Sublease setting forth the Fixed Rent and length of such extension term.

     41.05 Notwithstanding anything to the contrary contained in this Sublease, in the event Subtenant exercises its option in accordance with this Section 41, Sublessor shall have the right to recapture this Subleased Premises by notifying the Subtenant in writing ninety (90) days after Sublessor receives written notice from Subtenant of its election to exercise its option hereunder. Said recapture shall become effective as of the Expiration Date, wherupon this Sublease will come to an end.

SECTION 42  QUIET ENJOYMENT
---------------------------

     Sublessor covenants and agrees with Subtenant that, upon Subtenant paying the Fixed Rent, Additional rent and all other sums required to be paid hereunder, and observing and performing all the terms, covenants and conditions on Subtenant's part to be observed and performed hereunder, Subtenant may peaceably and quietly enjoy the Subleased Premises, subject, nevertheless, to the terms and conditions of this Sublease, the Lease and any Superior Instruments.

SECTION 43  NOTICES
-------------------

     All notices and other communications required hereunder or given in connection herewith, shall be in writing and sent by certified or registered mail, return receipt requested, or by delivery against receipt, as follows:

     If to Sublessor:
          Nikon Inc.
          1300 Walt Whitman Road
          Melville, New York 11747-3064
          Attention: Legal Department

     If to Subsequent:
          Proudfoot Reports, Inc.
          1300 Walt Whitman Road
          Melville, New York 11747-3064 Attention: President

     Each party hereto may specify a new address for notices and copies of notices by notice to the other party hereto. Except for notice specifying a new address which shall be deemed given only upon actual receipt, notices shall be deemed given when mailed.

SECTION 44  SECURITY
--------------------

     Subtenant has deposited with Sublessor a check in the sum of $44,500.00, the proceeds of which shall be held as security in an interest bearing account for the faithful performance and observance by Subtenant of the terms, provisions and conditions of this Sublease. It is agreed that during a continuing Event of Default Sublessor may use, apply or retain the whole or any part of the security including interest so deposited to the extent required for the payment of any Fixed Rent or Additional Rent or any other sum as to which Subtenant is in default or for any sum which Sublessor may expend or may be required to expend by reason of Subtenant's default in respect of any of the terms, covenants and conditions of this Sublease, (including, without limitation, any damages or deficiency incurred in the reletting of the Subleased Premises whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Sublessor). In the event of any such use, application or retention, Subtenant, on demand by Sublessor, shall deposit with Sublessor any amounts so used, applied or retained, to be held as security in accordance with all the terms hereof. In the event that Subtenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the security including interest (to the extent not used, applied or retained in accordance herewith) shall be returned to Subtenant after the Expiration Date and after delivery of entire possession of the Subleased Premises to Sublessor (in the condition required hereby). Notwithstanding anything to the contrary contained herein, one (1%) percent of the security shall be retained per annum by Sublessor as and for administrative purposes.

SECTION 45 PARKING
------------------

     Subtenant and its employees, customers, guests, and invitees shall have the non-exclusive right, in common with Sublessor and all others to whom Sublessor and Landlord have granted or may hereafter grant rights (collectively Permitted Users), to use those areas on the Land which are stripped and designated as parking spaces for parking of their passenger vehicles. Notwithstanding anything in this Sublease to the contrary, Subtenant agrees that it will not use or permit or suffer the use by its employees, customers, guests and invitees of (i) areas within the Land not designated or striped as parking spaces for parking;
(ii) parking spaces for other than passenger vehicles; and (iii) parking spaces reserved for Sublessor, its employees, customers, guests and invitees or other tenants of the Building.

     IN WITNESS WHEREOF, this Sublease has been duly executed by the parties hereto as of the day and year set forth above.

                                   NIKON INC.

                                   BY:  /s/ Jack Abrams
                                       -----------------------------------
                                        Name:     Jack Abrams
                                        Title:    Chief Operating Officer
                                                  Executing Vice-President


                                   PROUDFOOT REPORTS, INC.

                                   BY:  /s/ Bernard Reynolds
                                       -----------------------------------
                                        Name:     Bernard Reynolds
                                        Title:    President

                                   EXHIBIT B
                                   ---------

All that certain plot, piece or parcel of land, with the building and improvements thereon erected, situate, lying and being at Melville, Town of Huntington, County of Suffolk, State of New York, known and designated as and by Lot 2 on a certain map entitled, "Map of Omni 110 Corporate Center Park" filed on June 4, 1986 in the Office of the Clerk of the County of Suffolk under Map # 8125; which said lot is more particularly bounded and described as follows:

BEGINNING at a point on the easterly side of Walt Whitman Road as widened, said point being located 1553.65 feet northerly as measured along the easterly side of Walt Whitman Road as widened, from the intersection thereof with the northerly side of Long Island Expressway (North Service Road).

RUNNING THENCE along the easterly side of Walt Whitman Road as widened, the following four (4) courses and distances:

     (1)  North 42 degrees 13 minutes 30 seconds east, 20.35 feet;

     (2)  North 44 degrees 34 minutes 30 seconds east, 199.93 feet;

     (3)  North 46 degrees 09 minutes 30 seconds east, 200.44 feet;

     (4) Northeast 48 degrees 03 minutes 50 seconds east, 659.24 feet to land now or formerly of Reckson Associates.

THENCE along said land the following two (2) courses and distances:

     (1)  South 06 degrees 07 minutes 00 seconds east, 87.16 feet;

     (2) South 04 degrees 59 minutes 10 seconds east, 495.83 feet to Lot 1 as shown on Map of Omni 110 Corporate Center Park, situated at Melville, Town of Huntington, County of Suffolk, State of New York, filed in the Office of the Clerk of the County of Suffolk on June 4, 1986 under file no. 8125 (the "Map").

                                  SCHEDULE A
                                  ----------

                             RULES AND REGULATIONS
                             ---------------------

     Capitalized words and phrases appearing herein shall have the meaning ascribed to them in the Sublease to which these rules and regulations are attached as an exhibit.

     The term "Subtenant" regardless of whether used in the singular or plural or capitalized or not capitalized shall include its employees, agents, contractors and invitees. The term "Common Areas of the Building" regardless of whether used in the singular or plural or capitalized or not capitalized shall mean the lavatories on the first floor of the building and the hallway leading to the lavatories. The term "Common Areas of the Land" regardless of whether used in the singular or plural or capitalized or not capitalized shall mean the plazas, sidewalks, curbs, streets, parking areas located adjacent to the Building and located on the Land.

     1. Common Areas of the Building and Land shall not be utilized by Subtenant in such numbers or conditions as to unreasonably limit the use of such common areas by other tenants. Such Common Areas shall be used only for their intended purposes.

     2. Subtenant shall not obstruct or permit the obstruction of any part of the common areas of the Building and Land including by way of illustration and not in limitation, the parking of motor vehicles in a portion of such common areas not designated for such purposes or by the placing of any rubbish, equipment, merchandise or other objects or materials within such common areas.

     3. Any person whose presence in the Building or on the Land including but not limited to the Subleased Premises at any time, in the judgment of Sublessor or Landlord, reasonably exercised, shall be prejudicial to the safety, character or reputation of the Building or its tenants, may be denied access to the Building or the Land or may be ejected therefrom. In the case of invasion, riot, public excitement or other commotion, Sublessor or Landlord may prevent all access to the Building and the Land during the continuance of the same for the safety of the tenants and protection of property. Sublessor and Landlord shall not be liable to Subtenant for damages or loss arising from the admission, exclusion or ejection of any persons to or from the Building or Land including the Subleased Premises, under the provisions of this rule.

     4. No awnings or other projections over or beyond the windows or doorways to the Subleased Premises or the Building shall be installed by Subtenant.

     5. No hand trucks, except those equipped with rubber tires and side guards, shall be used in the Building by Subtenant in the delivery or receipt of merchandise or mail.

     6. All entrance doors to the Subleased Premises shall be locked when such premises are not in use.

     7. The cost of repairing any damage to the Building caused by Subtenant shall be paid by Subtenant.

     8. No loudspeakers, radios, television receivers or other devices or equipment shall be utilized within the Building or on the Land by Subtenant which in the reasonable judgment of Sublessor or Landlord might disturb other tenants of the Building.

     9.   No cooking shall be permitted in the Subleased Premises.

     10. No act shall be taken or permitted in the Subleased Premises and nothing shall be brought into or kept in the Subleased Premises which would impair or interfere with Building services or the use and occupancy of the Building by other tenants.

     11. No dangerous or flammable, combustible or explosive object shall be brought into the Building including the Subleased Premises or on to the Land by Subtenant or with the permission of Subtenant.

     12. No acids, vapors or noxious materials shall be discharged on the Land or in the Building including any Building systems, or, systems serving the Building or Land.

     13.  No smoking shall be permitted in the Building.

     14. Water and wash closets and other plumbing fixtures shall not be used by Subtenant for any purpose other than the purpose for which they were designed or constructed and no rubbish, rags or other foreign substances shall be deposited therein. Any damage resulting from Subtenant's misuse of any fixtures or systems within the Building or on the Land shall be borne by Subtenant.

     15. No additional locks or bolts of any kind shall be placed upon any of the exterior doors or windows in the Subleased Premises and no lock on any such door or window shall be altered in any respect unless not less than five Business Days notice shall have been given to Sublessor. Duplicate keys for any such locks or bolts shall be furnished to Sublessor promptly after request for the same shall be made.

     16. Subtenant shall, at its own cost and expense, provide artificial light in the Subleased Premises for Sublessor's or Landlord's agents, contractors and employees while performing services or making repairs or alterations in such Subleased Premises.

     17.  Subtenant shall not loiter around the Building.

                             AMENDMENT TO SUBLEASE
                             ---------------------

     THIS AMENDMENT is entered into as of the 2nd day of July, 1996, by and between NIKON INC., a New York corporation, having an office at 1300 Walt Whitman Road, Melville, New York 11747-3064 ("Sublessor"), and PROUDFOOT REPORTS, INC., a New York corporation, having its office at 1300 Walt Whitman Road, Melville, New York 11747-3064 ("Subtenant").

                                  WITNESSETH:
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     WHEREAS, Sublessor and Subtenant entered into a sublease agreement dated as of October 6, 1994 (the "Sublease Agreement") for approximately 13,342 rentable square feet of space on the first floor of the building located at 1300 Walt Whitman Road, Melville, New York (the "Building"); and

     WHEREAS, Sublessor and Subtenant agree to amend the Sublease Agreement upon the terms and conditions hereinafter set forth provided Subtenant's affiliate company, ASSESSMENT SYSTEMS INC. ("ASI"), enters into a sublease agreement with Sublessor for approximately 7,288 rentable square feet of space on the first floor of the Building and takes actual possession of said space in the Building and commences business in accordance with the terms and conditions of its sublease agreement with Sublessor.

     NOW, THEREFORE, in consideration of the premises and the terms and condition hereinafter set forth, Sublessor and Subtenant agree as follows:

     1. 2.01 of Section 2 of the Sublease Agreement shall be deleted in its entirety and the following substituted in its place:

            "2.01 Subject to the provisions hereof, Sublessor subleases to Subtenant and Subtenant subleases from Sublessor the Subleased Premises for a term (the "Original Term") commencing on December 8, 1994 (the "Commencement Date") and expiring at midnight on December 31, 2003 (the "Expiration"). The Subleased Premises shall be occupied and used exclusively for Permitted Uses and in accordance with the provisions of this Sublease. The Original Term, together with any renewal or extension thereof shall be referred to as the "Term"."

     2. 5.01 of Section 5 of the Sublease Agreement shall be deleted in its entirety and the following substituted in its place:

            "5.01 During the Original Term, Subtenant shall pay a total base fixed rent of $2,435,847.52 (the "Fixed Rent") which sum shall be payable in equal monthly installments as follows:

                  (i) $22,236.67 per month from July 8, 1995 through December 31, 1996; (ii) $23,348.50 per month from January 1, 1997 through December 31, 1999; (iii) $24,460.33 per month from January 1, 2000 through December 31, 2001; and (iv) $25,572.17 per month from January 1, 2002 through the Expiration Date. Subtenant agrees to pay the Fixed Rent as specified in the preceding sentence in advance on the first day of each calendar month during the Original Term, except that the Fixed Rent for the eighth full calendar month of the Original Term shall be paid at the time of execution hereof. The Fixed Rent shall be prorated for any portion of a month during the Term and, if the first month of the Term is not a full calendar month, Subtenant shall pay the prorated Fixed Rent due therefor on the Commencement Date."

     3. 41.01 of Section 41 of the Sublease Agreement shall be deleted in its entirety and the following substituted in its place:

            "41.01 Subtenant shall have the option to extend the Original Term of this Sublease for one (1) period of two (2) years upon the terms and conditions in this Section 41. Subtenant may only exercise its option to extend if:

                  (i) at the time of the exercise of such option and the commencement of any extension term, and uncured Event of Default shall not exist; and

                  (ii) at the time of the exercise of such option and the commencement of any such extension term, the Subtenant named herein shall be in actual occupancy of all of the Subleased Premises."

     4. 41.05 of Section 41 of the Sublease Agreement shall be deleted in its entirety.

     5. Except as amended, modified, changed or supplemented by this Amendment to Sublease Agreement, the Sublease Agreement between Sublessor and Subtenant remains in full force and effect, and both Sublessor and Subtenant hereby ratify and confirm all of the terms, covenants, conditions and obligations of the Sublease Agreement.

     6. Notwithstanding anything to the contrary contained in this Amendment to Sublease Agreement, Subtenant hereby acknowledges and agrees that this Amendment to Sublease Agreement shall only be effective, if, as and when (i) a sublease agreement for approximately 7,288 rentable square feet of space on the first floor of the Building is unconditionally executed between Sublessor and ASI, and
(ii) ASI takes actual possession of said space in the Building and commences business in accordance with the terms and conditions of its sublease agreement with Sublessor. In the event the conditions set forth in (i) and (ii) in the immediately preceding sentence of this Paragraph 5 are not satisfied

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for any reason whatsoever, this Agreement shall be deemed null and void, ab initio, and of no force and effect.

     IN WITNESS WHEREOF, this Amendment to Sublease has been duly executed by the parties hereto as of the day and year first set forth above.

     NIKON INC.                                   PROUDFOOT REPORTS, INC.


     By: /s/ Jack Abrams                          By: /s/ Bernard Reynolds
        ---------------------------                  ---------------------------
        Jack Abrams                                  Bernard Reynolds
        Chief Operating Officer                      President
        Executive Vice President

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